SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant |x|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|x| Preliminary Proxy Statement
|_| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                     Pharmaceutical Marketing Services Inc.
________________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)

                     Pharmaceutical Marketing Services Inc.
________________________________________________________________________________
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

|x| No Fee Required.
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    Exchange Act Rule 14a-6(i)(3).
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

   _____________________________________________________________________________

2) Aggregate number of securities to which transaction applies:

   _____________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

   _____________________________________________________________________________

4) Proposed maximum aggregate value of transaction:

   _____________________________________________________________________________

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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*Set forth the amount on which the filing fee is calculated and state how it was determined.

                                     [LOGO]




                     PHARMACEUTICAL MARKETING SERVICES INC.

                                   SUITE 912
                              45 ROCKEFELLER PLAZA
                            NEW YORK, NEW YORK 10111


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                JANUARY 30, 1998



     The Annual Meeting of Stockholders of Pharmaceutical Marketing Services Inc. ("PMSI" or the "Company") will be held at 2:00 p.m., local time, on Friday, January 30, 1998, at Reboul, MacMurray, Hewitt, Maynard & Kristol, 45 Rockefeller Plaza, New York, New York, for the following purposes:

       1. To elect seven directors to hold office until the next Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

       2. To consider and vote upon a proposal to amend the Company's Certificate of Incorporation to authorize the creation of a class of 5,000,000 shares of Preferred Stock, with such powers and preferences, and such rights and limitations, as the Board of Directors may designate from time to time;

       3. To approve the 1998 Pharmaceutical Marketing Services Inc. Employee Stock Plan; and

       4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on December 17, 1997 as the record date for the determination of the stockholders of the Company entitled to notice of and to vote at the Annual Meeting of Stockholders. Each share of the Company's Common Stock is entitled to one vote on all matters presented at the Annual Meeting.

     ALL HOLDERS OF THE COMPANY'S COMMON STOCK (WHETHER THEY EXPECT TO ATTEND THE ANNUAL MEETING OR NOT) ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN PROMPTLY THE PROXY CARD ENCLOSED WITH THIS NOTICE.



                                      By Order of the Board of Directors




                                      Warren J. Hauser
                                      Secretary

January  , 1998

                    PHARMACEUTICAL MARKETING SERVICES INC.

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                JANUARY 30, 1998

                                 INTRODUCTION

     This Proxy Statement is being furnished to stockholders of record of Pharmaceutical Marketing Services Inc. ("PMSI" or the "Company") as of December 17, 1997 in connection with the solicitation by the Board of Directors of PMSI of proxies for the 1997 Annual Meeting of Stockholders to be held at Reboul, MacMurray, Hewitt, Maynard & Kristol, 45 Rockefeller Plaza, New York, New York, on January 30, 1998, at 2:00 p.m., or at any adjournments thereof, for the purposes stated in the Notice of Annual Meeting. The approximate date of mailing of this Proxy Statement and enclosed form of proxy to stockholders is January , 1998.

     As of the close of business on December 17, 1998, the Company had outstanding 12,350,771 shares of Common Stock, $.01 par value ("Common Stock"). Each share of Common Stock is entitled to one vote on all matters presented at the Annual Meeting. The presence, either in person or by properly executed proxy, of the holders of record of a majority of the issued and outstanding stock entitled to vote at the Annual Meeting shall constitute a quorum at the Annual Meeting.

     If the enclosed proxy is signed and returned, it may, nevertheless, be revoked at any time prior to the voting thereof at the pleasure of the stockholder signing it, either by a written notice of revocation received by the person or persons named therein or by voting the shares covered thereby in person or by the execution of another proxy dated subsequent to the date thereof.

     Shares represented by duly executed proxies in the accompanying form will be voted in accordance with the instructions indicated on such proxies, and, if no such instructions are indicated thereon, will be voted in favor of the nominees for election as directors named below and for the other proposals referred to below.

     The vote required for approval of each of the proposals before the stockholders at the Annual Meeting is specified in the description of such proposal below. For the purposes of determining whether a proposal has received the required vote, abstentions will be included in the vote total, with the result that an abstention will have the same effect as a negative vote. Brokers who are members of the New York Stock Exchange ("NYSE") and who hold shares in "street name" for customers have, by NYSE rules, the authority to vote on certain items in the absence of instructions from their customers, the beneficial owners of the shares. Under these rules, brokers that do not receive instructions are entitled to vote on the election of the seven nominees for director.


1. ELECTION OF DIRECTORS

     The entire Board of Directors is comprised of seven directors. All directors will be elected for terms expiring at the 1998 Annual Meeting. The directors will continue to serve until their respective successors are duly elected and qualified.

     Shares represented by proxies returned duly executed will be voted, unless otherwise specified, in favor of the seven nominees for the Board of Directors named below. Each nominee for director will be elected by a plurality of the votes cast at the Annual Meeting of Stockholders. If any (or all) of such persons should be unable to serve, the persons named in the enclosed proxy will vote the shares covered thereby for such substitute nominee (or nominees) as the Board of Directors may select. Stockholders may withhold authority to vote for any nominee(s) by entering the names of such nominee(s) in the space provided for such purpose on the proxy card. Proxies will be voted "for" the election of the seven nominees unless instructions to "withhold" votes are set forth on the proxy card. Withheld votes will not influence voting results. Abstentions may not be specified as to the election of directors. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE TO ELECT THE SEVEN NOMINEES FOR THE BOARD OF DIRECTORS NAMED BELOW.

                       NOMINEES FOR ELECTION AS DIRECTOR

                                                                      SERVED AS            SHARES
                                                                      DIRECTOR          BENEFICIALLY        PERCENT
           NAME                      PRINCIPAL OCCUPATION               SINCE             OWNED(1)         OF CLASS
-----------------------------   ---------------------------------   ---------------   ------------------   ----------
Carolyne K. Davis   .........   Healthcare consultant               February 1992            24,000(2)        *

Handel E. Evans  ............   Chairman of the Board of PMSI       July 1991               396,379(3)       3.1

Robert J. Frattaroli   ......   Former President of PMSI            February 1995           110,000(4)        *

Carlos A. Gonzalez  .........   Partner, Tanaka Capital Manage-          --                       0           *
                                ment

Frederick W. Kyle   .........   Vice Chairman of PMSI               November 1992            53,833(5)        *

Robert A. Schwed ............   Partner, Reboul MacMurray                --                       0           *

Dennis M.J. Turner  .........   Chief Executive Officer of PMSI     July 1991               397,402(6)       3.1

All executive officers and directors as a group (8 persons)                               1,004,314(7)       7.7

----------

 *  Less than 1.0%

(1) As of December 17, 1997. Unless otherwise noted, each nominee has sole voting and investment power with respect to the shares shown as beneficially owned by him or her.

(2) Includes 24,000 shares issuable upon the exercise of currently vested stock options and options that will vest within the next 60 days.

(3) Includes (i) 262,500 shares issuable upon the exercise of currently vested stock options, (ii) 54,929 shares owned by Mr. Evans and (iii) 78,950 shares owned by trusts administered for the benefit of the members of the family of Mr. Evans.

(4) Consists of 110,000 shares issuable upon the exercise of currently vested stock options.

(5) Includes 53,333 shares issuable upon the exercise of currently vested stock options and options that will vest within the next 60 days.

(6) Includes (i) 262,500 shares issuable upon the exercise of currently vested stock options, (ii) 55,952 shares owned by Mr. Turner and (iii) 78,950 shares owned by a trust administered for the benefit of the family of Mr. Turner.

(7) Includes, in addition to shares issuable upon the exercise of stock options held by directors and the executive officers set forth above, an aggregate 22,700 shares issuable upon exercise of stock options held by one other executive officer that are currently vested or will vest within the next 60 days.

     To the Company's knowledge, the only person or group that may be deemed to own beneficially 5% or more of the Company's outstanding Common Stock is the following:


                                                  SHARES
                                               BENEFICIALLY      PERCENT
             NAME AND ADDRESS                    OWNED(1)       OF CLASS
             ----------------                  -------------    ---------
   Welsh, Carson, Anderson & Stowe V, L.P....     746,315          6.0%
     320 Park Avenue
     New York, New York 10022

----------

(1)  As of December 17, 1997. See "Certain Transactions."

     During the period from July 1, 1996 through June 30, 1997, the Board of Directors of the Company held six meetings. With the exception of Patrick J. Welsh, who attended four of such meetings, each director attended at least five of such meetings. The only standing committees of the Board of Directors are the Audit Committee, whose members are currently Carolyne K. Davis, Mr. Welsh and Stuart Gold, and the Organization and Compensation Committee, whose members are currently Dr. Davis, Frederick W. Kyle and Mr. Welsh. Messrs. Gold and Welsh are not standing for re-election as directors of the Company and, accordingly, the Company's Board of Directors will be required to reconstitute the membership of the Audit and Compensation Committees following the Annual Meeting.

     The Audit Committee periodically consults with the Company's management and independent public accountants on financial matters, including the Company's internal financial controls and procedures. The Audit Committee held two meetings during the 1997 fiscal year. The Organization and Compensation Committee reviews and approves the compensation, including the granting of stock options, of corporate officers of the Company. This Committee also reviews the performance of the Company's Chairman, Chief Executive Officer and President. The Organization and Compensation Committee held two meetings during the fiscal year. The Company does not have a nominating committee.


                       DIRECTORS AND EXECUTIVE OFFICERS

     Set forth below is certain information with respect to each of the nominees for the office of director and each other executive officer of PMSI:


NOMINEES

     Carolyne K. Davis, 64, has served as a director of the Company and as a member of the Audit Committee and the Organization and Compensation Committee since February 1992. Dr. Davis has been, since 1985, a national and international healthcare consultant. From February 1981 until August 1985, Dr. Davis served as Administrator of the Health Care Financing Administration, Department of Health and Human Services, where she oversaw the Medicare and Medicaid programs. She also has served as Dean of the School of Nursing and Associate Vice President for academic affairs at the University of Michigan. In addition, she has served on the board of trustees of Johns Hopkins University. Dr. Davis serves as a director of Beckman Instruments, Merck Inc. and The Prudential Insurance Company of America. She is also a member of the National Academy of Sciences, Institute of Medicine, and a trustee of the National Museum of Health and Medicine.

     Handel E. Evans, 63, has served as a director and as Chairman of the Board since the inception of the Company in July 1991. Mr. Evans also served as a director and as Chairman of the Board of Source Informatics Inc. ("Source"), a database and information services company that was spun off by Walsh International Inc. ("Walsh") in April 1996 (the "Spin-Off") and sold to National Data Corporation ("NDC") in December 1997. From 1986 until immediately prior to the Spin-Off, Mr. Evans served as Chairman of the Board of Walsh and its predecessor company. From 1981 until September 1986, he was Joint Managing Director of SMS International N.V. ("SMSI") which marketed hospital computer systems. Prior to that, Mr. Evans spent eighteen years at IMS International Inc., where he most recently served as Executive Vice President and as a director. Mr. Evans is a director of Allergan Inc. and a former director of SmithKline Beecham plc.

     Robert J. Frattaroli, 56, has served as a director of the Company since February 1995 and served as President from February 1995 to October 1997. Mr. Frattaroli was also Chief Operating Officer of PMSI until September 1996 when he relinquished those responsibilities to concentrate on the Company's program to divest its communications businesses. From 1993 until immediately prior to joining the Company, Mr. Frattaroli served as Deputy Chief Executive Officer of the Reed Elsevier Medical Group, a global medical publishing and communications business. From 1988 until February 1993, he was President of Excerpta Medica Inc., the medical publishing subsidiary of the Reed Elsevier Group. Prior to joining Reed Elsevier, Mr. Frattaroli was a Vice President and General Manager of the Fine Chemicals Group of Hoffmann-LaRoche, Inc.

     Carlos A. Gonzalez, 46, has been nominated by the Board of Directors for election as a director at the Annual Meeting. Mr. Gonzalez is a partner of Tanaka Capital Management with more than 20 years of investment experience with special expertise in energy, financial services and healthcare companies. Prior to joining Tanaka in 1995, he was Senior Vice President at Desai Capital. In the early 1980s, he was an investment analyst and portfolio manager at Mackay-Shields Financial Corp. and Morgan Guaranty Trust Company where his responsibilities included monitoring of the pharmaceutical industry. He has served on the boards of privately-held portfolio companies, including Walsh, Au Bon Pain and Intercontinental Television Group. Mr. Gonzalez received a B.A.
from Harvard College (1972) and an M.B.A. from Harvard Business School (1976) and is a Chartered Financial Analyst.

     Frederick W. Kyle, 65, has served as a director of the Company since November 1992 and, since October 1996, as Vice Chairman, responsible for PMSI's worldwide commercial operations. On September 30, 1997, Mr. Kyle relinquished his full-time operating responsibilities. Mr. Kyle was a member of the PMSI Organization and Compensation Committee from March 1993 until September 1996 when he assumed operating responsibilities. Prior to March 1993, Mr. Kyle was a managing director of Finisterre Capital Partners, L.P., an investment fund specializing in the pharmaceutical, medical device and diagnostic industries. From December 1991 until December 1993, Mr. Kyle was Senior Vice President of the American Red Cross. Prior to joining the American Red Cross, Mr. Kyle was employed at SmithKline Beecham Pharmaceuticals since 1981, most recently as President of Commercial Operations, a position he held from June 1990. He also served as a director of SmithKline Beecham plc. from July 1989 to December 1991. Mr. Kyle is also a director of Virus Research Institute Inc. and Cytomed Inc. and serves as a trustee of the National Blood Foundation.

     Robert A. Schwed, 48, has also been nominated by the Board of Directors for election as a director at the Annual Meeting. Since 1982, Mr. Schwed has been a partner in Reboul, MacMurray, Hewitt, Maynard & Kristol, a New York law firm specializing in the venture capital industry. Mr. Schwed has acted as counsel to the Company, Walsh and Source since the inception of such companies and has represented various other healthcare and biotechnology companies, including representing several of such companies in their initial public offerings and in merger and acquisition transactions. A member of the New York State Bar, he majored in economics at Williams College and graduated magna cum laude from Harvard Law School in 1974. During the period between July 1, 1996 and December 31, 1997, Reboul, MacMurray, Hewitt, Maynard & Kristol represented the Company in connection with various corporate and securities laws matters, including the transactions with NDC. During such period, the Company paid $193,792 in fees to such firm.

     Dennis M.J. Turner, 55, has served as a director and as the Company's Chief Executive Officer since its inception in July 1991 and as President of the Company during the period from inception through December 31, 1991. Mr. Turner also served as Chief Executive Officer and a director of Source from the Spin-Off until the sale of Source to NDC in December 1997. From late 1986 through April 1996, he was Chief Executive Officer of Walsh and its predecessor company. Until September 1986, he was Joint Managing Director of SMSI. Mr. Turner is Chairman of the Board of Directors of Walsh and is a director of International Biotechnology Trust plc.

     Of the seven current members of the Board of Directors, three are officers of the Company who do not receive additional compensation for their Board service. After Mr. Kyle relinquished responsibility for the day-to-day operations of the Company in October 1997, the Company entered into a consultancy agreement with Mr. Kyle pursuant to which he provides certain management services to the Company and receives a fee of $75,000 per annum, in addition to his retainer as a director. The remaining directors receive an annual retainer of $10,000 and are reimbursed for their expenses.

EXECUTIVE OFFICERS

     Warren J. Hauser, 53, has served as Vice President, General Counsel and Secretary of the Company since its inception. He served as Vice President, General Counsel and Secretary of Walsh from April 1989 until April 1996 and served in the same capacity at Source from the Spin-Off until the sale of Source to NDC. Before joining Walsh, Mr. Hauser was employed for 19 years by SmithKline Beckman Corporation (now SmithKline Beecham) where, for the last nine years, he served as Vice President, Legal Affairs, for that company's international operations.

     To the Company's knowledge, all statements of beneficial ownership required to be filed with the Securities and Exchange Commission (the "Commission") during the 1997 fiscal year have been timely filed.


                             CERTAIN TRANSACTIONS

     Relationship with Walsh and Source. The Company was formed in 1991 by carving out the pharmaceutical marketing services business from Walsh, originally the parent company of both PMSI and Source, and consummating an initial public offering of the Company's Common Stock. After completion of the public offering, Walsh retained approximately 58% of the outstanding PMSI Common Stock. Walsh's ownership, which was transferred to Source in the Spin-Off of Source from Walsh in April 1996, had decreased to approximately 9% by the time of the Source Spin-Off. At the time of the Spin-Off, Walsh transferred to Source all the shares of PMSI Common Stock then held by Walsh. Source develops and maintains a database of prescription data collected from retail and mail order pharmacies in the United States (the "Alpha Database"), together with databases of pharmaceutical product shipment data. Until the sale of Source to NDC, in the United States, the Company and Source had been jointly offering a range of services generated from the Alpha Database. Through various European entities, the Company, after acquiring Source Europe pursuant to the
Transactions defined and described below, is currently engaged in the development of similar prescription and pharmaceutical product shipment databases and information services in the United Kingdom, France, Germany, Italy, Belgium, Spain and the Netherlands.

     In 1991, in connection with its original formation, PMSI entered into two long-term licensing agreements with Walsh, one of which, the Alpha Database Agreement, was assigned in 1996 to Source. The Alpha Database Agreement granted the Company an exclusive license in the United States to use the Alpha Database to provide targeting information with respect to the prescribing behavior of individual prescribers. Due to the movement by clients towards contracting for the entire Alpha Database in the United States rather than to continue to purchase specific products derived from the database, both parties agreed, as of July 1994, to accelerate the transition to a revenue and cost allocation arrangement, as provided for in the Alpha Database Agreement. As a consequence, until the sale of Source to NDC in December 1997, costs were allocated based on costs for data updating and maintenance of the Alpha Database according to the relative historical revenues generated by Source and PMSI in using the database. Until the sale of Source to NDC, revenues from the comprehensive database contracts were also allocated to both parties based principally upon the historical percentages of revenue each party had derived from the Alpha Database in the January 1991 through June 1994 period. PMSI's participation in Source US allowed it to recognize a fixed 26% of revenue and a percentage of total costs that increased over time from 22.6% in 1995 to 26% in 2002. The Company's rights under the Alpha Database Agreement were assigned to NDC as part of the Transactions described below.

     Pursuant to the other agreement, Walsh has licensed to PMSI Walsh's Physician Databases in the United Kingdom, France, Germany, Spain, the Netherlands and Belgium. The Company may use these databases only for internal purposes and in connection with the development and delivery of its SCRIPTRAC service. The initial term of this license runs through 2001, and is renewable for two further five-year periods, if not terminated by the Company six months prior to the renewal date. Thereafter, the license is renewable for five-year terms unless terminated by either party. The Company pays Walsh an annual royalty fee for each physician supplied in the database.

     The Spin-Off. On April 16, 1996, as part of the Spin-Off of the Walsh database operations to Source, Walsh transferred all its shares of PMSI Common Stock to Source. Simultaneously therewith, Walsh assigned to Source certain long-term data supply and license agreements with PMSI. In addition, Walsh assigned to Source certain other agreements with the Company under which Source provided the Company with management, data processing and administrative services and subleases certain facilities to the Company for various periods through December 1997.

     Subsequent to the Spin-Off, Messrs. Evans, Turner and Hauser, who were previously officers of Walsh, served as officers of Source and provided services to the Company pursuant to a Management and Executive Services Agreement. On January 1, 1997, Mr. Hauser became a full-time employee of PMSI. The Company also contracted with Source for certain management services in the United States and the United Kingdom and for other ancillary services in the ordinary course of business. The total payment by the Company to Source for all these services, other than pursuant to the Alpha Database License Agreement, for the fiscal year ended June 30, 1997 aggregated approximately $6,401,000. The Company believes that the terms of these contracts were fair and reasonable and were no less favorable to the Company than those that could have been obtained in comparable transactions on an arm's-length basis with independent third parties.

     The NDC Transactions. On December 15, 1997, the Company's stockholders approved a series of related transactions (the "Transactions") among the Company, Source and NDC, pursuant to which (a) the Company sold to NDC (i) the Company's minority interest in a United States operating venture with Source ("Source US") and (ii) the Company's Over-the Counter Physician Database business (the "OTC Business"); and (b) the Company received (w) an aggregate $15.5 million in cash, (x) 1,084,950 registered shares of Common Stock, $0.125 par value ("NDC Common Stock"), including associated rights, of NDC, (y) all the European operations of Source ("Source Europe"), partially in return for cancellation of certain loans under a line of credit made by PMSI in favor of Source, and (z) an aggregate 918,254 shares of Common Stock of the Company owned by Source which the Company is holding as treasury shares. Simultaneously with the closing of the Transactions, a subsidiary of NDC was merged with and into Source with Source surviving as a wholly-owned subsidiary of NDC (the "Source Merger").

     As part of the Transactions, the Company provided Source with a line of credit of $10 million (subject to increase to $12 million under certain circumstances). A total of $8.9 million was advanced by PMSI under the line of credit. As partial consideration for the transfer of Source Europe, $6.4 million of such loans were canceled at the closing of the Transactions. Source's obligations to repay any amounts due under the line of credit and settle any outstanding intercompany accounts with the Company were secured by Source's pledge to the Company of an aggregate 435,000 shares of the Company's Common Stock and approximately 17% of the outstanding shares of Common Stock of Source's US operating subsidiary.

     Until September 30, 1998, the Source stockholders will indemnify the Company against any liabilities arising from breaches of representations, warranties and agreements in connection with the sale to the Company of Source Europe. This indemnity is secured by and limited to shares of NDC Common Stock having a value of $3.5 million at the closing of the Transactions.

     As part of the Transactions, the Company and NDC entered into certain agreements and the Company and Source entered into several agreements which, after consummation of the Source Merger, were assumed by NDC on behalf of Source.

     Software License Agreement and Non Compete Arrangements. Pursuant to a license agreement, Source transferred to Source Europe all right, title and interest to work and materials related to the development of the Source Europe software, database and intellectual property for use in continental Europe, the UK and Ireland. This agreement also provides Source Europe with the rights, at Source Europe's election, to use the Source name for a five-year period in certain countries, subject to payment of a royalty fee. As part of this and other ancillary agreements, Source agreed for a five-year term not to compete with the Source Europe business in the countries of the European Union and the Company agreed for the same five-year term not to engage in the United States in the development, use or exploitation of prescription databases for certain enumerated purposes, except that Scott-Levin may continue to engage in the activities in which it was engaged as of the closing of the Transactions. Source will no longer be subject to the non-compete restrictions if at any time during such five-year period, Source Europe becomes bankrupt or there is a change of control transaction of Source Europe involving a competitor of Source. In addition, Source will be free to compete in any of the European Union countries prior to the termination of the non-compete period if Source Europe announces it is terminating, or actually terminates operations in such country.

     Transition Services and Intercompany Arrangement Agreement. To effect the Software License Agreement, the Company and Source entered into an agreement pursuant to which Source agreed to continue to provide or make available, as the case may be, to Source Europe, upon agreed conditions and generally at the greater of actual cost or budgeted terms, certain technical development services, facilities and personnel in the United States through June 30, 1998. Until January 1998, Source Europe will make monthly payments of at least $37,500 to Source US for these services, personnel and the use of these facilities.

     Scott-Levin Services Agreement. An agreement was entered into among Source, the Company's Scott-Levin subsidiary and the Company as guarantor establishing the terms under the which each of Source and Scott-Levin will continue to sell certain of their data products and services to the other through June 30, 2002. The Company guaranteed Scott-Levin's obligations under this agreement and indemnified Source against the failure of Scott-Levin to perform under this agreement.

     Indemnification Reimbursement Agreement. The Company and a representative of the Source stockholders entered into an indemnification reimbursement agreement at the closing of the Transactions. Under the terms of such agreement, the Company will reimburse Source, under certain circumstances, for up to 26% of the amount of any indemnification payment that is made by Source to NDC in respect of breaches of representations and warranties regarding Source US contained in the Source Merger Agreement, up to a maximum of $3.9 million.

     Escrow Agreement. The Company and the Source stockholders also entered into an escrow agreement with respect to $3.5 million of NDC Common Stock escrowed for the benefit of the Company. The Company will have recourse to such escrow in respect of liabilities arising from breaches of representations, warranties and agreements relating to Source Europe. The Company has agreed to indemnify NDC and its affiliates from all liabilities relating to Source Europe and its operations.

     Interests of Certain Persons in the Transactions. Certain members of the Company's Board and management had certain interests in the Transactions that were in addition to the interests of stockholders of the Company generally. Handel E. Evans, a director and the Chairman of the Board of the Company, was also a director and the Chairman of the Board of Source. Dennis M.J. Turner, a director and the Chief Executive Officer of the Company, was also a director and the Chief Executive Officer of Source. In addition, Patrick J. Welsh, a director of the Company and a former director of Source, is a general partner of Welsh, Carson, Anderson & Stowe and affiliated investment partnerships, which are significant stockholders of the Company and were the largest stockholder of Source at the time of the Source Merger.

     Messrs. Evans and Turner each received aggregate annual bonuses from the Company and Source of $570,000. At consummation of the Transactions, the employment by Source of Messrs. Evans and Turner terminated and they each received termination payments pursuant to their respective employment agreements with Source aggregating $1.17 million and $880,000, respectively, after which Mr. Evans entered into an employment agreement with the Company as its full-time Chairman of the Board and Mr. Turner entered into an employment agreement with the Company as its full-time Chief Executive Officer.


                            EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth certain compensation information with respect to the Chief Executive Officer and the four highest paid executive officers of the Company (together with the Chief Executive Officer, the "Named Executive Officers") for each of the fiscal years ended June 30, 1995, 1996 and 1997. In fiscal 1997 Messrs. Evans and Turner served in their respective capacities pursuant to the Management and Executive Services Agreement among the Company and Source and several of its subsidiaries, pursuant to which they provided to the Company, as appropriate, executive management on a part-time basis. The Management and Executive Services Agreement was terminated as part of the NDC Transactions. See "Certain Transactions." The extent of such services has varied between executives and from time to time, but, in general, the time commitment required of the covered executives in the 1997 fiscal year was substantial.

     During fiscal 1997, Source paid the salary of these officers and PMSI paid a fee to Source for the aggregate services rendered to PMSI. (Until the Spin-Off, Walsh paid the salaries of these officers and, accordingly, the management fees due from the Company until such time were paid to Walsh.) The management fees are calculated in accordance with a formula set forth in the Management and Executive Services Agreement. In addition, Source provided certain management services covering executive management, accounting, legal and other services for and on behalf of the Company, principally in the United States, where comprehensive database contracts have been negotiated, and in the United Kingdom. Under this agreement, the services were provided for various periods ranging to the closing of the

NDC Transactions. In the following table, the salary amount is shown for each Named Executive Officer while the bonus paid is shown only for Mr. Frattaroli (who joined the Company in February 1995). While the Management and Executive
Services Agreement provided that Source pay any bonuses of the covered executives, commencing in fiscal 1994, the Company assumed the obligation of paying bonuses subject to the satisfaction of the Company's incentive compensation objectives. However, no bonuses were awarded by the Company in any of the fiscal years covered by the following table to any of the executives covered by the Management and Executive Services Agreement.

     Mr. Kyle was appointed Vice Chairman and given responsibility for the worldwide commercial operations of the Company for a one-year period effective October 1, 1996. In this capacity, Mr. Kyle received compensation in the amount of $300,000 per year and certain stock options set out below.

---------------------------------------------------------------------------------------
                                                                         LONG-TERM
----------------------------------------------------------------------  COMPENSATION
                               ANNUAL COMPENSATION                         AWARDS
---------------------------------------------------------------------------------------
            (A)               (B)       (C)        (D)        (E)             (F)
---------------------------------------------------------------------------------------
                                                           SECURITIES
          NAME AND                                         UNDERLYING   ALL OTHER(1) &
                                                            OPTIONS     COMPENSATION(2)
     PRINCIPAL POSITION       YEAR     SALARY     BONUS      (NO.)
---------------------------------------------------------------------------------------
Dennis M.J. Turner           1997   370,000         n/a   50,000       91,600(3)
 Chief Executive Officer     1996   352,500         n/a       --       60,301
                             1995   335,000         n/a       --       43,829
---------------------------------------------------------------------------------------
Handel Evans                 1997   370,000         n/a   50,000       87,600(4)
 Chairman of the Board       1996   352,500         n/a       --       76,797
                             1995   335,000         n/a       --       21,670
---------------------------------------------------------------------------------------
Frederick W. Kyle(5)         1997   225,000(6)      n/a   50,000          n/a
 Vice Chairman and
 Chief Operating Officer
---------------------------------------------------------------------------------------
Robert J. Frattaroli         1997   238,226      20,000       --       39,354(8)
 President(7)                1996   245,000      30,000   10,000       43,469
                             1995    86,461(9)       --  100,000
---------------------------------------------------------------------------------------
Warren J. Hauser             1997   224,000          --    5,000       39,733(10)
 Vice President, Secretary   1996   214,250         n/a    3,000        5,560
 and General Counsel         1995   212,000         n/a    7,500        7,324
---------------------------------------------------------------------------------------

(1) No pay-outs pursuant to long-term incentive plans have been made since the inception of the Company.

(2) Amounts shown do not include options shown in column (e), which become fully vested and immediately exercisable upon a change in control. For Messrs. Turner and Evans, the amounts shown were paid by Source.

(3) Includes  a  $32,415  car  allowance,   $48,000  of   contributions  to  the
    individual's pension plan, $9,685 paid by the Company for life insurance premiums and $1,500 for health insurance premiums.

(4) Includes  a  $38,100  car  allowance,   $48,000  of   contributions  to  the
    individual's pension plan and $1,500 for health insurance premiums.

(5) Mr. Kyle, a director of the Company since November 1992, became Vice Chairman and Chief Operating Officer of the Company in October 1996.

(6) Amount shown refers to salary paid from the date of appointment on October 1, 1996 to June 30, 1997. There was no provision for a bonus in the employment agreement.

(7) As of September 30, 1996, Mr. Frattaroli relinquished his responsibilities as Chief Operating Officer.

(8) In 1996 includes tax equalization payments related to moving expenses of $33,469 and a car allowance of $10,000. In 1997 includes a $9,583 car allowance, $605 paid by the Company for life insurance premiums, $3,926 for disability insurance premiums, a contribution of $3,519 to the Company's 401(k) plan and $21,721 to reimburse certain expenses related to Mr. Frattaroli's temporary relocation to Europe.

(9) Amount shown refers to salary paid from date of commencement of employment, February 20, 1995, to June 30, 1995.

(10) Includes $33,600 of contributions to the individual's pension plan, $605 paid by the Company for life insurance premiums and $5,528 for disability insurance premiums.

     In the 1997 fiscal year, the Board of Directors made the following stock option grants to the Named Executive Officers.

OPTIONS GRANTED IN 1997 FISCAL YEAR

---------------------------------------------------------------------------------------------------------------------
                                                                                               POTENTIAL REALIZABLE
                                                                                                       VALUE
                                                                                                        AT
                                                                                              ASSUMED ANNUAL RATES OF
                                                                                                       STOCK
                                                                                              PRICE APPRECIATION FOR
                                     INDIVIDUAL GRANTS                                              OPTION TERM
-------------------------------------------------------------------------------------------   -----------------------
           (A)                      (B)               (C)             (D)          (E)           (F)          (G)
----------------------------   ---------------   ----------------   ---------   -----------   ----------   ----------
                                 NUMBER OF         % OF TOTAL
                                SECURITIES          OPTIONS
                                UNDERLYING         GRANTED TO       EXERCISE
                                  OPTIONS          EMPLOYEES         PRICE      EXPIRATION
NAME                           GRANTED(1)(#)     IN FISCAL YEAR      ($/SH)       DATE         5%($)        10%($)
---------------------------------------------------------------------------------------------------------------------
Dennis M.J. Turner            50,000             12.75%           $9.50      11/21/06      $298,500     $757,000
---------------------------------------------------------------------------------------------------------------------
Handel E. Evans               50,000             12.75%           $9.50      11/21/06      $298,500     $757,000
---------------------------------------------------------------------------------------------------------------------
Frederick W. Kyle             50,000             12.75%           $9.50      10/1/06       $298,500     $757,000
---------------------------------------------------------------------------------------------------------------------
Robert J. Frattaroli               0                 0              N/A          N/A            0           0
---------------------------------------------------------------------------------------------------------------------
Warren J. Hauser               5,000              1.3 %           $9.50      11/21/96      $ 29,850     $ 75,700
---------------------------------------------------------------------------------------------------------------------

(1) Stock options were granted in fiscal 1997 pursuant to the Stock Option and Restricted Stock Purchase Plan of PMSI and its Subsidiaries at an option price equal to the fair market value of the Common Stock at the date of grant. The option price may be paid by delivery of already owned shares, subject to certain conditions. The 1997 options become exercisable in 25% increments after each successive anniversary of the date of grant beginning with the first such anniversary, except for the options granted to Mr. Kyle which vest ratably over two years from the date of grant. Options become immediately exercisable upon a change in control. A change in control is deemed to have occurred if (i) any person (other than Source, any subsidiary of the Company or any of their respective affiliates) acquires more than 50% of the voting power of the Company's securities; (ii) there is a sale or disposition of all or substantially all the assets of the Company; or (iii) the Company is merged or consolidated with another corporation (other than Source or any subsidiary of the Company or any of their respective affiliates).


AGGREGATED OPTION EXERCISES IN 1997 FISCAL YEAR AND
FISCAL YEAR END OPTION VALUES

     The following table sets forth the number of options exercised and the estimated grant date present value for the Named Executive Officers during the fiscal year ended June 30, 1997:

----------------------------------------------------------------------------------------------------------
           (A)                       (B)              (C)               (D)                  (E)
----------------------------   -----------------   ------------   -----------------   --------------------
                                                                                           VALUE OF
                                                                     NUMBER OF           UNEXERCISED
                                                                    UNEXERCISED          IN-THE-MONEY
                                                                    OPTIONS AT            OPTIONS AT
                                                                  FISCAL YEAR END     FISCAL YEAR END($)
                                SHARES ACQUIRED       VALUE         EXERCISABLE/          EXERCISABLE/
           NAME                 ON EXERCISE(#)     REALIZED($)     UNEXERCISABLE        UNEXERCISABLE
----------------------------------------------------------------------------------------------------------
Dennis M.J. Turner.            0                      0           250,000/50,000       $18,750/$68,750
----------------------------------------------------------------------------------------------------------
Handel E. Evans                0                      0           250,000/50,000       $18,750/$68,750
----------------------------------------------------------------------------------------------------------
Frederick W. Kyle              0                      0            16,000/58,000       $     0/$93,750
----------------------------------------------------------------------------------------------------------
Robert J. Frattaroli           0                      0            72,000/85,000       $20,000/$80,000
----------------------------------------------------------------------------------------------------------
Warren J. Hauser               0                      0            28,000/17,500       $ 13,325/$4,740
----------------------------------------------------------------------------------------------------------

                ORGANIZATION AND COMPENSATION COMMITTEE REPORT
                           ON EXECUTIVE COMPENSATION

     The Organization and Compensation Committee (the "Compensation Committee") was comprised, during the 1997 fiscal year, of Dr. Davis and Messrs. Kyle and Welsh. Mr. Kyle, who became Vice Chairman of the Company responsible for worldwide commercial operations on October 1, 1996, resigned from the
Compensation Committee effective the date of his appointment to the new position.

     It is the responsibility of the Compensation Committee to review and approve the compensation (including bonuses) of the Company's executive officers and to make recommendations to the Board of Directors regarding grants under the Company's Stock Option and Restricted Stock Purchase Plan (the "Stock Plan"). In addition, the Compensation Committee reviews the performances of the Chairman of the Board, the Vice Chairman, the Chief Executive Officer, the Chief Operating Officer and the Chief Financial Officer of the Company.

     The Compensation Committee's recommendations are based on the Company's policy of relating individual compensation both to the performance of the Company and to the individual officer's contribution to the Company's success in attaining its goals. In addition, the Compensation Committee looks at the compensation packages of executive officers of similarly situated companies in order to insure that the Company is providing competitive levels of compensation to its management and remains capable of retaining and attracting qualified executives.

     Base Salary. Until the consummation of the Transactions, the base salary and bonus of each of the Chairman of the Board and Chief Executive Officer were determined and paid by Source and their services were provided to the Company pursuant to the Management and Executive Services Agreement described in this Proxy Statement. The Compensation Committee does review the performance of, and determine the base and incentive compensation for the Vice Chairman, the President, the Chief Financial Officer and the Vice President, General Counsel of the Company. In reviewing the executive officers' salaries, the Compensation Committee considers three factors: individual performance, market parity and changes in responsibilities. In assessing market parity, the Company targets to pay base salaries that are, overall, at or above the median of base salaries for similar positions with similarly situated companies.

     In order to insure that salaries of the executive officers are commensurate with the compensation paid to executives with similar responsibilities in comparable companies, the Compensation Committee, along with Source's Organization and Compensation Committee, authorized an increase in the salaries of the Company's executive officers during the 1997 fiscal year by amounts ranging up to 5.5%.

     Bonuses. The Compensation Committee, in its discretion, defines the objectives and standards of performance for the award of bonuses and authorizes payment to the executive officers of the Company. Until fiscal 1994, these did not include executive officers provided by Source pursuant to the Management and Executive Services Agreement. An executive's performance is measured against both short-term goals, such as the financial performance of the Company in the current year, and long-term objectives relating to the growth and strategic restructuring and development of the business.

     Commencing in fiscal 1994, the Compensation Committee determined to also pay directly the bonuses of the executive officers of the Company employed by Source that are tied to the financial performance of PMSI and other PMSI-specific objectives. In each of the 1995 and 1996 fiscal years, however, the Company did not meet the performance objectives established by the Board. As a result, the Company has not awarded bonuses linked to Company performance to any of its executive officers with respect to the 1995 and 1996 fiscal years. All bonuses awarded were based on individual objectives. Bonuses with respect to the 1997 fiscal year were paid at the closing of the NDC Transactions and were based on prespecified objectives, most specifically concluding such Transactions.

     Stock Options. All executive officers of the Company participate in the Company's Stock Plan. The plan's primary purpose is to align more closely the financial success of management with that of the Company's stockholders and to offer the Company's executives an incentive to contribute to the achievement of the long-term performance goals of the Company, particularly those related to the improvement of stockholder value. Option grants for executive officers have therefore been determined by establishing, with the advice of outside consultants, a percentage of total cash compensation as a target future value (net of exercise price) for aggregate stock option grants. Annual grants toward this target are based on an assessment of an officer's contribution to the development of the business and the achievement of long-term performance goals.


     The Chairman and Chief Executive Officer were granted significant options in 1991 at the inception of the Company. However, they were not granted any further options until November 1996 when they were granted a further 50,000 each. Mr. Kyle was awarded 50,000 options effective upon his assumption of the position of Vice Chairman. Mr. Hauser, the Vice President and Secretary, was granted 5,000 options at the time of the Company-wide review of options.

     Pension Plan. The Compensation Committee has approved an annual contribution by the Company to the plan equal to 15% of the executive's base salary. Messrs. Frattaroli and Hauser participate in the plan. Messrs. Evans and Turner participated in a similar plan established by Source and part of this cost was charged to the Company pursuant to the terms of the Management and Executive Services Agreement described above. Mr. Kyle does not participate in the PMSI plan. The plan is administered by a committee appointed by the Board. All pension contributions due to be made by the Company attributable to executive officers covered by the Plan have been accrued in fiscal year 1997 and are reflected in the Company's financial statements.

                                         Organization and Compensation Committee
                                                               Carolyne K. Davis
                                                                Patrick J. Welsh


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION
PLANS

     Messrs. Evans and Turner, Chairman of the Board and Chief Executive Officer, respectively, of the Company, were, until the consummation of the NDC Transactions in December 1997, directors and executive officers of Source, which paid their cash compensation in fiscal 1997. See "Certain Transactions" and "Executive Compensation -- Summary Compensation Table."

     In addition, Mr. Welsh, who currently serves on the Organization and Compensation Committee, was a director of Source and is a general partner of the respective sole general partners of various limited partnerships that owned 37.5% of the outstanding voting stock of Source on a fully-diluted basis prior to the sale of Source to NDC.

                            STOCK PERFORMANCE GRAPH

     The following graph shows a comparison of the cumulative total stockholder return on the Company's Common Stock with the cumulative total return of the NASDAQ-US Composite Index and the S&P Diversified Health Care Index for the period from December 23, 1991 (the date of the Company's initial public offering) to June 30, 1997.

     PMSI has chosen to compare itself against the S&P Diversified Health Care Index. The Company has charted this index because the market has historically linked the Company's value to that of the healthcare and pharmaceutical industries.












                            STOCK PERFORMANCE GRAPH
                              [GRAPH APPEARS HERE]





---------------------------------------------------------------------------------------------------------------------
                                    12/23/91   12/31/91   12/31/92   6/30/93   6/30/94   6/30/95   6/30/96   6/30/97
                                   ---------- ---------- ---------- --------- --------- --------- --------- ---------
----------------------------------
PMSI   ...........................   $100.00    $178.60    $137.50   $128.60   $ 55.36   $ 65.18   $ 69.64   $ 61.27
---------------------------------------------------------------------------------------------------------------------
NASDAQ ...........................   $100.00    $107.80    $124.50   $129.40   $129.79   $171.62   $217.87   $265.14
---------------------------------------------------------------------------------------------------------------------
S&P Health Care Diversified Index    $100.00    $104.70    $ 88.50   $ 78.30   $ 76.39   $108.94   $146.04   $219.79
---------------------------------------------------------------------------------------------------------------------

     The above report of the Organization and Compensation Committee and the Stock Performance Graph will not be deemed to be soliciting material or to be filed with or incorporated by reference into any filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), except to the extent that the Company specifically incorporates such report or graph by reference.

2.  APPROVAL  AND  ADOPTION  OF  AMENDMENT  TO  THE  COMPANY'S   CERTIFICATE  OF
    INCORPORATION AUTHORIZING THE CREATION OF 5,000,000 SHARES OF A NEW CLASS OF PREFERRED STOCK.

     At its meeting held on November 12, 1997, the Board of Directors of the Company approved resolutions declaring it advisable to amend Article FOURTH of the Certificate of Incorporation to authorize the creation of a new class of preferred stock, and directing that the proposed amendment be submitted to stockholders for their approval at the annual meeting to be held on January 30, 1998. The proposed amendment provides for the creation of a class consisting of an aggregate 5,000,000 shares of Preferred Stock, $.01 par value ("Preferred Stock"), which would be of the type commonly known as "blank-check" preferred stock. The full text of Article FOURTH, as proposed to be amended in the Company's Amended and Restated Certificate of Incorporation, is attached as Appendix A to this Proxy Statement, and the following description is qualified in its entirety by reference thereto.

     The Board of Directors believes the proposed amendment to be desirable because it would provide the Board flexibility in issuing shares and managing the Company's capital structure by issuing additional equity, rather than debt, when the Board deemed advantageous. The Preferred Stock could be issued in connection with public offerings or private placements or other financing transactions, acquisitions, stock dividends, employee stock plans and for other general corporate purposes. In addition, the Preferred Stock could be issued in connection with the Rights Plan described below, if the Board so determines. The Board has no current plans, arrangements, agreements or understandings regarding the issuance of any series of Preferred Stock, should the proposed amendment be approved and adopted.


DESCRIPTION OF THE PREFERRED STOCK

     The amendment would authorize the Board of Directors, from time to time, to divide the Preferred Stock into series, to designate each series, and to determine for each series its respective rights and preferences, including, without limitation, any of the following: (i) the rate of dividends, and whether dividends were cumulative or had a preference over the Common Stock in right of payment; (ii) the terms and conditions upon which shares may be redeemed and the redemption price; (iii) sinking fund provisions for the redemption of shares;
(iv) the amount payable in respect of each share upon a voluntary or involuntary liquidation of the Company; (v) the terms and conditions upon which shares may be converted into other securities of the Company, including Common Stock; (vi) limitations and restrictions on payment of dividends or other distributions on, or redemptions of, other classes of stock of the Company junior to such series, including the Common Stock; (vii) conditions and restrictions on the creation of indebtedness or the issuance of other senior classes of stock; and (viii) voting rights.

     Issuances of Preferred Stock could be made without further action of the stockholders, unless such action were required by applicable law or the rules of the NASDAQ National Market System or any other stock exchange on which the Company's securities may then be listed or traded. Depending on the rights and preferences designated for any particular series, issuances of Preferred Stock could have the effect of diluting stockholders' equity, earnings per share and voting rights attributable to the Common Stock.


CERTAIN ANTI-TAKEOVER EFFECTS OF THE PROPOSED AMENDMENT

     On December 30, 1997, the Board of Directors adopted a Rights Agreement (the "Rights Plan") and issued under the Rights Plan, as a dividend to the holders of Common Stock, rights to purchase Common Stock. The Rights Plan is designed to protect stockholders against the adverse consequences of partial takeovers and other abusive takeover tactics which the Board of Directors believes are not in the best interests of the Company's stockholders by providing for certain rights to acquire the Common Stock or the securities of an acquiring entity upon the occurrence of certain events. These rights, should they become exercisable, could possibly deter a potential takeover of the Company. A copy of the Rights Plan was filed with the Securities and Exchange Commission on December 31, 1997, as an exhibit to the Company's Registration Statement on Form 8-A. In the event the rights become exercisable for Common Stock, the Company might be required to issue a substantial number of new shares of Com-mon Stock. Although under the Rights Plan the Company is not now obligated (but must use its best efforts) to reserve shares of Common Stock for issuance thereunder, a failure to have sufficient shares available could result in a delay or failure of implementation of the Rights Plan.

     Although the Board of Directors has no current intention of doing so, it could issue a series of Preferred Stock that could, depending on the terms of such series, impede the completion of a merger, tender offer or other takeover attempt. The Board of Directors will make any determination to issue such shares based on its judgment at the time as to the best interests of the Company and its stockholders. The Board of Directors, in so acting, could issue Preferred Stock having terms that could discourage an acquisition attempt by which an acquiror may be able to change the composition of the Board of Directors, including a tender offer or other transaction that some, or a majority, of the Company's stockholders might believe to be in their best interests or in which stockholders might receive a premium for their stock over the then current market price of such stock. In addition, under the Rights Plan, shares of Preferred Stock (or any other security as determined by the Board of Directors) may be issued to stockholders in lieu of Common Stock in the event of a distribution under the Rights Plan. Accordingly, the adoption of the proposed Amendment would facilitate the operation of the Rights Plan.


VOTE REQUIRED FOR APPROVAL

     The proposed Amendment to the Company's Certificate of Incorporation to authorize the creation of a new class of Preferred Stock will be submitted to stockholders for their approval at the Annual Meeting. Approval and adoption of the proposed amendment to the Company's Certificate of Incorporation requires the vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting.

     THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED AND RECOMMENDS A VOTE "FOR"
APPROVAL  OF  THE  PROPOSED   AMENDMENT   TO  THE   COMPANY'S   CERTIFICATE   OF
INCORPORATION.


3. APPROVAL OF THE PHARMACEUTICAL MARKETING SERVICES INC. 1998 EMPLOYEE STOCK
   PLAN

     At the Annual Meeting, stockholders will be asked to approve the Pharmaceutical Marketing Services Inc. 1998 Employee Stock Plan (the "Stock Plan"). A copy of the Stock Plan is attached to this Proxy Statement as Appendix B and is incorporated herein by reference. The description below of the Stock Plan is qualified in its entirety by reference to the complete text of the Stock Plan. Terms not defined herein shall have the meanings set forth in the Stock Plan.

DESCRIPTION OF PRINCIPAL FEATURES OF THE STOCK PLAN

     The purpose of the Stock Plan is to afford an incentive to executive officers, other key employees and consultants of the Company and its subsidiaries to acquire or increase a proprietary interest in the Company, to become or continue as employees or consultants, to devote their best efforts on behalf of the Company and to align the interests of such persons with the Company's stockholders to promote the success of the Company's business.

     The Stock Plan has been designed to incorporate the features of two distinct types of employee stock plans. One component of the Stock Plan permits eligible employees to purchase Common Stock through accumulated payroll deductions. A second component of the Stock Plan will permit the Company to grant "non-qualified stock options" and/or "incentive stock options" to acquire the Company's Common Stock or to grant rights to purchase such Common Stock on a "restricted stock" basis. The total number of shares authorized for the Stock Plan may be allocated by the Board of Directors between the two components from time to time, subject to certain requirements of the Internal Revenue Code of 1986, as amended (the "Code").

     The principal objectives of the Stock Plan are (i) to broaden, through a share purchase plan, the share ownership of the staff of the Company who are below the level of those who currently have qualified for stock options and (ii) to create in effect a bonus program for middle management which compensates designated individuals with shares of the Company rather than cash.

     A total of 300,000 shares will be allocated to the Stock Plan. Of these, it is intended that not more than 200,000 will be drawn from the authorized or treasury stock. The current expectation is that the balance will be purchased on the open market although there may be circumstances where the entire 300,000 shares would be issued from authorized or treasury shares. The intention of this arrangement is to hold the dilution of existing stockholders to a maximum of 200,000 shares, or approximately 1.5%. It is intended that the 300,000 shares will be allocated between the two components of the Stock Plan as follows:


       (i) not more than 200,000 shares will be allocated for award under the option or "Award Plan," and

       (ii) at least 100,000 will be allocated for the "Share Purchase Plan."


     Award Plan

     The grant of options or awards will be dictated by the achievement of a mixture of individual and corporate performance goals determined by the Compensation Committee. In general it is intended that these awards will not operate until the Company achieves an agreed threshold earnings per share performance level so that the dilution impact on reported earnings per share will be both minimal and factored into financial forecasting and budgets.

     The Award Plan will be focused on members of middle management (generally certain subsidiary managers and those who report directly to subsidiary general managers, plus some specialist staff) whose contribution and achievement can make a difference to Company financial performance and hence, indirectly, stockholder value creation.

     The Award Plan will be implemented for the first time in fiscal 1999 at the time plans and budgets for 1999 are set by the Board. The specific structure of the Stock Plan for this and subsequent years will be determined by the Compensation Committee upon the recommendation of management.

     Options and Stock Awards. The Stock Plan authorizes the Compensation Committee to grant "incentive stock options," within the meaning of Section 422 of the Code ("ISOs"), and nonqualified stock options ("NQSOs"), as well as rights to purchase Common Stock on a "restricted stock" basis, pursuant to the applicable terms and conditions of the Stock Plan and of the agreement evidencing such grant. The aggregate fair market value of the ISOs granted to any one optionee under the Stock Plan, or any similar plan, that first become exercisable in any calendar year may not exceed $100,000.

     The option exercise price per share may not be less than the fair market value of a share of Common Stock on the date on which the option is granted unless, in the case of NQSOs, the Compensation Committee determines otherwise. Each option agreement shall provide the exercise schedule for the option as determined by the Compensation Committee (which may include a requirement for achieving performance goals), provided, that the Compensation Committee shall have the authority to accelerate the exercisability of any outstanding option at such time and under such circumstances as it, in its sole discretion, deems appropriate. The exercise period shall be ten years from the date of the grant of the option unless otherwise determined by the Compensation Committee, provided, however, that in the case of an ISO, such exercise period shall not exceed ten years from the date of grant of such option. The exercise period shall be subject to early termination as provided in the Stock Plan.

     Options granted under the Stock Plan will not be transferable other than by will or by the laws of descent and distribution or to a beneficiary upon the death of a grantee, and such options that may be exercisable shall be exercised during the lifetime of the grantee only by the grantee or his or her guardian or legal representative; except that options (other than ISOs) may be transferred to one or more beneficiaries or other transferees as provided in the Stock Plan.


     Share Purchase Plan

     The share purchase component of the Stock Plan, which, subject to stockholder consent, will be put into effect in April 1998, will be a standard plan permitting eligible employees to purchase shares in the Company based upon prior commitment to a payroll deduction not exceeding 10%.

     Purchase Options. This component of the Stock Plan permits eligible employees, subject to the terms of the Stock Plan, to authorize payroll deductions to be applied on a periodic basis to purchase the Company's Common Stock ("Purchase Option"). The share purchase component of the Stock Plan is intended to qualify under Section 423 of the Code with respect to employee stock purchase plans.

     To be eligible to participate in this aspect of the Stock Plan, an employee must be employed for at least 20 hours per week and more than five months in any calendar year. An eligible employee may become a participant by completing a subscription agreement authorizing the Company to make payroll deductions in an amount not exceeding 10% of his or her compensation. Compensation includes salary, commissions and bonuses, but excludes amounts realized upon the exercise of stock options, severance payments and reimbursement of expenses.

     At the commencement of each quarterly offering period, each participant will have the option to acquire a number of shares (up to a maximum of 500 shares) based on his or her payroll deductions and the offering price of the Common Stock to be sold. At the end of each quarterly offering period, shares will be purchased for each participant at a price equal to 85% of the fair market value of the Common Stock at the beginning or at the end of such offering period, whichever is less.


     General

     The Stock Plan is intended to satisfy the requirements of Rule 16b-3 promulgated under Section 16 of the Exchange Act ("Rule 16b-3") and, with respect to 1S0s, to serve as a qualified performance-based compensation program under Section 162(m) ("Section 162(m)") of the Code. Section 162(m) limits the deductibility of certain compensation in excess of $1 million per year paid by a publicly traded corporation to its chief executive officer and the four other executive officers named in the summary compensation table of the corporation's proxy statement, if such officer is employed by the corporation at the end of the corporation's taxable year. Compensation that qualifies as "performance-based" compensation is, however, exempt from the $1 million deductibility limitation. In order for compensation granted pursuant to the Stock Plan to qualify for this exemption, among other things, the material terms under which the compensation is to be paid must be disclosed to and approved by stockholders in a separate vote prior to payment.

     The Stock Plan will be administered by the Compensation Committee of the Board of Directors. The Compensation Committee determines (i) which employees of the Company and its subsidiaries shall be granted an option or an award of stock; (ii) the number of shares for which an employee will be granted such an option or award; (iii) the amount to be paid by a grantee upon exercise of an option or award; (iv) the time or times and the conditions subject to which options or awards may be made and become exercisable; and (v) the form of consideration that may be used to pay for shares issued upon exercise thereof. The Compensation Committee is also responsible for other questions involving the administration and interpretation of the Stock Plan.

     The Board of Directors may from time to time suspend, terminate, modify or amend the Stock Plan, but may not, without the approval of the Company's stockholders, increase the aggregate number of shares of Common Stock subject to the Stock Plan (except for increases due to certain adjustments), decrease the minimum exercise price specified by the Stock Plan in respect of ISO's or Purchase Options or change the class of employees eligible to receive options or awards under the Stock Plan or adopt any amendment for which stockholder approval is required under applicable Delaware law or in order for the Stock Plan to continue to comply with Rule 16b-3 or Sections 162(m), 422 and 423 of the Code.

     The Board of Directors may terminate the Stock Plan at any time. The Stock Plan will terminate on, and options or awards may not be granted after, , 20 , unless terminated by the Board of Directors prior thereto. The termination of the Stock Plan will not alter or impair any rights or obligations under any option or award previously granted under the Stock Plan.

     The selection of the eligible individuals who will receive options or awards under the Stock Plan, upon approval of the Stock Plan by stockholders, and the size and type of options or awards is generally to be determined by the Compensation Committee in its discretion. No options or awards have been made or granted under the Stock Plan, nor are any such options or awards now determinable. Thus, it is not possible to predict the benefits or amounts that will be received by or allocated to particular individuals or groups of employees.


CERTAIN FEDERAL TAX CONSEQUENCES

     The following is a brief summary of the principal federal income tax consequences under current federal income tax laws relating to options or stock awards granted under the Stock Plan. This summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign income tax consequences.

     Purchase Options

     Purchase Options granted pursuant to the Stock Plan are intended to qualify as options issued under an "employee stock purchase plan" within the meaning of
Section 423 of the code. If an optionee makes no disposition of the shares acquired pursuant to exercise of a Purchase Option within two years from the date of grant of the option or within one year from the date of acquisition of the shares, then (i) such optionee will realize no taxable income as a result of the grant or exercise of such Purchase Option and (ii) on the subsequent disposition of the shares received upon exercise of the Purchase Option, the optionee generally will realize ordinary compensation income equal to the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the exercise price, and (b) the excess of the fair market value of the shares at the time the Purchase option was granted over the exercise price. In the case of such a disposition, the optionee's basis in the shares will be increased by the amount of ordinary compensation so realized, with the result that the optionee generally will realize long-term capital gain or loss equal to the difference, if any, between the proceeds realized from the disposition over the sum of (x) the exercise price and (y) the amount of ordinary compensation income realized. Under these circumstances, the Company will not be entitled to a deduction for federal income tax purposes with respect to the issuance of the Purchase Options, the transfer of shares upon exercise of the Purchase Options or the disposition of those shares.

     If shares subject to a Purchase Option are disposed of prior to the expiration of the above time period, the optionee will realize ordinary compensation income in the year in which the disqualifying disposition occurs equal to the excess of the fair market value of the shares on the date of exercise over the exercise price. Such amount will ordinarily be deductible by the Company for federal income tax purposes in the same year, provided that the Company satisfies certain federal income tax information reporting requirements. In the case of any such disqualifying disposition, the optionee's basis in the shares will be increased by the amount of ordinary compensation income so realized, with the result that the optionee generally will realize capital gain or loss (short-term or long-term, depending upon whether the optionee has held the shares disposed of for more than one year prior to the disposition) equal to the difference, if any, between the proceeds realized from the disposition over the sum of (x) the exercise price and (y) the amount of ordinary compensation income realized.

     Upon the death of an optionee prior to disposing of shares purchased under the Stock Plan, the tax return for the year of death must include as ordinary income the lesser of (a) the excess of the fair market value of the shares at the time of death over the exercise price and (b) the excess of the fair market value of the shares at the time the Purchase Option was granted over the exercise price. If such an amount is required to be included in the tax return in the year of death, an estate tax deduction may be available to the estate of the deceased optionee.


     Incentive Stock Options

     The Company understands the federal income tax consequences of ISOs to be generally as follows: An employee receiving an ISO will not be in receipt of taxable income upon the grant of the ISO or upon its timely exercise. Exercise of an ISO will be timely if made during its term and if the optionee remains an employee of the Company or its subsidiaries at all times during the period beginning on the date of the grant of the ISO and ending on the date three months before the date of exercise (or one year before the date of exercise in the case of a disabled optionee). Exercise of an ISO will also be timely if made at any time (provided it is exercisable by its terms) by the legal representative of an optionee who dies (i) while in the employ of the Company or its subsidiaries or (ii) within three months after termination of employment. The Stock Plan, however, limits the right of the legal representative of any optionee to exercise an option to the one-year period following the death of such optionee, provided such optionee has died within one month of his or her termination of employment. Upon ultimate sale of the stock received upon such exercise, except as noted below, the optionee will recognize capital gain or loss (if the stock is a capital asset of the optionee) equal to the difference between the amount realized upon such sale and the option exercise price. The Company, under these circumstances, will not be entitled to any federal income tax deduction in connection with either the exercise of the ISO or the sale of such stock by the optionee.

     If, however, the stock acquired pursuant to such exercise of an ISO is disposed of by the optionee prior to the expiration of two years from the date of grant of the option or one year from the date that such stock is transferred to the optionee upon exercise (a "disqualifying disposition"), any gain realized by the optionee generally will be taxable at the time of such disqualifying disposition as follows: (i) as ordinary income to the extent of the difference between the option exercise price and the lesser of the fair market value of the stock on the date the ISO is exercised and the amount realized on such disqualifying disposition and (ii) if the stock is a capital asset of the optionee, as capital gain to the extent of any excess of the amount realized on such disqualifying disposition over the fair market value of the stock on the date that governs the determination of his or her ordinary income. In such case, the Company may claim a federal income tax deduction at the time of such disqualifying disposition for the amount taxable to the optionee as ordinary income, provided the Company satisfies certain tax information reporting requirements.

     The amount by which the fair market value of the stock on the exercise date of an ISO exceeds the option exercise price will constitute an item of tax preference for purposes of the "alternative minimum tax" set forth in the Code.

     Nonqualified Stock Options

     In the case of NQSOs, the Company understands that the optionee will not generally be taxed upon grant of any such option. Rather, at the time of exercise of an NQSO, the optionee will, except as noted below, realize ordinary income for federal tax purposes in an amount equal to the excess of the fair market value of the shares purchased over the option exercise price. The Company will generally be entitled to a tax deduction at such time and in the same amount that the optionee realizes ordinary income, provided the Company satisfies certain tax information reporting requirements. If stock so acquired is later sold or exchanged, then the difference between the sales price and the fair market value of such stock on the date of exercise of the option is generally taxable as long-term capital gain or loss if such stock is held for at least one year.

     Restricted Stock Purchase Awards

     Restricted stock purchase awards may also be granted pursuant to the Stock Plan. A recipient of a restricted stock purchase award generally will not recognize taxable income upon the purchase of shares of restricted stock, unless he or she makes a timely election under Section 83(b) of the Code. Such a recipient, however, would recognize ordinary income at the time that such shares become vested in an amount equal to the excess of the fair market value of the shares at that time over the purchase price paid for such shares. If, on the other hand, the recipient makes a timely election under Section 83(b), he or she would recognize ordinary income equal to the excess of the fair market value of the shares at the time of purchase (determined without regard to any transfer restrictions imposed on the shares, the vesting provisions or any restrictions imposed by the securities laws) over the purchase price for such shares. In either case, the Company should be entitled to a deduction of an amount equal to the amount of ordinary income, provided that the Company satisfies certain tax information reporting requirements.

VOTE REQUIRED FOR APPROVAL

     The 1998 Stock Plan will be submitted to stockholders for their approval at the Annual Meeting. The affirmative vote of the holders of at least a majority of the outstanding shares of the Company's Common Stock entitled to vote is required for the approval of the 1998 Stock Plan.

     THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED AND RECOMMENDS A VOTE "FOR" APPROVAL OF THE 1998 EMPLOYEE STOCK PLAN.

                                    GENERAL

OTHER MATTERS

     The Board of Directors does not know of any matters that are to be presented at the Annual Meeting other than those stated in the Notice of Annual Meeting and referred to in this Proxy Statement. If any other matters should properly come before the Meeting, it is intended that the proxies in the accompanying form will be voted as the persons named therein may determine in their discretion.

     The Company's Annual Report to Stockholders for the fiscal year ended June 30, 1997 has been mailed to stockholders prior to the mailing of this Proxy Statement.


SOLICITATION OF PROXIES

     The cost of solicitation of proxies in the accompanying form will be borne by the Company, including expenses in connection with preparing and mailing this Proxy Statement. In addition to solicitation of proxies by mail, directors, officers and employees of the Company (who will receive no additional compensation therefor) may solicit the return of proxies by telephone, telegram or personal interview. Arrangements have also been made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and the Company will reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith.

     EACH HOLDER OF THE COMPANY'S COMMON STOCK WHO DOES NOT EXPECT TO BE PRESENT AT THE ANNUAL MEETING OR WHO PLANS TO ATTEND BUT WHO DOES NOT WISH TO VOTE IN PERSON IS URGED TO FILL IN, DATE AND SIGN THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE.


STOCKHOLDER PROPOSALS

     If any stockholder of the Company intends to present a proposal for consideration at the 1998 Annual Meeting of Stockholders and desires to have such proposal included in the proxy statement and form of proxy distributed by the Board of Directors with respect to such meeting, such proposal must be received at the Company's offices at 45 Rockefeller Plaza, Suite 912, New York, New York 10111, Attention: Secretary and General Counsel, not later than July 1, 1998.

ANNUAL REPORT ON FORM 10-K

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 1997, FILED BY THE COMPANY WITH THE COMMISSION, WILL BE FURNISHED, WITHOUT EXHIBITS, WITHOUT CHARGE TO ANY PERSON REQUESTING A COPY THEREOF IN WRITING AND STATING THAT SUCH PERSON IS A BENEFICIAL HOLDER OF SHARES OF COMMON STOCK OF THE COMPANY ON THE RECORD DATE FOR THE ANNUAL MEETING OF STOCKHOLDERS. REQUESTS AND INQUIRIES SHOULD BE ADDRESSED TO PHARMACEUTICAL MARKETING SERVICES INC., C/O THE ANNE MCBRIDE COMPANY, 767 THIRD AVENUE, NEW YORK, NEW YORK 10017.



                                          By Order of the Board of Directors



                                          WARREN J. HAUSER
                                          Secretary

                                                                      APPENDIX A

     FOURTH: The total number of shares of all classes of stock that the Corporation shall have authority to issue is 30,000,000 shares, consisting of
(a) 5,000,000 shares of Preferred Stock, $.01 par value (the "Preferred Stock"), and (b) 25,000,000 shares of Common Stock, $.01 par value (the "Common Stock"). All cross-references in each subdivision of this Article Fourth refer to other paragraphs in such subdivision unless otherwise indicated.

     The following is a statement of the designations, and the powers, preferences and rights, and the qualifications, limitations or restrictions thereof, in respect of each class of stock of the Corporation:


                               I. PREFERRED STOCK

     1. Issuance. The Preferred Stock may be issued from time to time in one or more series of any number of shares, provided that the aggregate number of shares issued and not canceled of any and all such series shall not exceed 5,000,000 shares.

     2. Authority of the Board of Directors to Authorize Series. Authority is hereby vested in the Board of Directors from time to time to authorize the issuance of one or more series of Preferred Stock, and in connection with the creation of such series to fix by resolution or resolutions providing for the issue of shares thereof the designations, powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of such series in respect of the matters set forth as follows:

       a. The maximum number of shares to constitute such series and the distinctive designation thereof and the stated value thereof if different than the par value thereof;

       b. The dividend rate, if any, on the shares of such series, the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any other class or classes or on any other series of capital stock, and whether such dividends shall be cumulative or non-cumulative;

       c. Whether the shares of such series shall be subject to redemption by the Corporation, and, if made subject to redemption, the times, prices and other terms and conditions of such redemption;

       d. Whether or not the shares of such series shall be subject to the operation of a retirement or sinking fund, and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the shares of such series for retirement or to other corporate purposes and the terms and provisions relative to the operation thereof;

       e. The rights of the holders of shares of such series upon the liquidation, dissolution or winding up of the Corporation;

       f. Whether or not the shares of such series shall be convertible into, or exchangeable for, shares of stock of any other class or classes, or of any other series of the same class, and if so convertible or exchangeable, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same and any other terms or conditions of conversion or exchange;

       g. The limitations and restrictions, if any, to be effective while any shares of such series are outstanding upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Corporation of, the Common Stock or any other class or classes of stock of the Corporation ranking junior to the shares of such series either as to dividends or upon liquidation, dissolution or winding up;

       h. The conditions or restrictions, if any, upon the creation of indebtedness of the Corporation or upon the issue of any additional stock (including additional shares of such series or of any other series or of any other class) ranking on a parity with or prior to the shares of such series either as to dividends or upon liquidation, dissolution or winding up;

       i. Whether the shares of such series shall have voting rights, in addition to any voting rights provided by law, and, if so, the terms of such voting rights; and

       j. Any other powers, preferences and relative, participating, optional or other special rights and any qualifications, limitations or restrictions thereof as shall not be inconsistent with this Article Fourth.

     3. Shares of Each Series Identical. All shares of any one series of Preferred Stock shall be identical with each other in all respects, except that shares of any one series issued at different times may differ as to the dates from which dividends, if any, thereon shall be cumulative. All series shall rank equally and be identical in all respects, except as permitted by the provisions of this Article Fourth.

     4. Liquidation. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the shares of Preferred Stock shall be entitled, before any distribution or payment is made upon any Common Stock, to be paid at the rate fixed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such series with respect to such series, plus (if dividends on shares of such series of Preferred Stock shall be cumulative) an amount equal to all dividends (whether or not earned or declared) accumulated to the date of final distribution to such holders, and no more, before any amount shall be paid to the holders of any shares of Common Stock. In the event that the assets of the Corporation are insufficient to permit full payment to the holders of the Preferred Stock as herein provided, then the assets shall be distributed pro rata to the holders of the Preferred Stock in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full, taking into account any priorities among series that may have been established by the Board of Directors pursuant to paragraph 2 of this Section. Subject to such preferential rights, the holders of the Common Stock shall receive all remaining assets of the Corporation in accordance with paragraph II(4) hereof. A consolidation or merger of the Corporation with or into any other corporation, or the sale of all or substantially all of the assets of the Corporation shall not be deemed a liquidation, dissolution or winding up of the Corporation within the meaning of this paragraph 4.

     5. Voting Rights. Except as shall be otherwise stated and expressed in the resolution or resolutions of the Board of Directors providing for the issue of any series and except as otherwise required by the laws of the State of Delaware, the holders of shares of Preferred Stock shall have, with respect to such shares, no right or power to vote on any question or in any proceeding or to be represented at, or to receive notice of, any meeting of stockholders.

                                II. COMMON STOCK

     All shares of Common Stock shall be identical and shall entitle the holders thereof to the same rights and privileges.

     1. Dividends. Subject to the provisions of law and the rights of the Preferred Stock and any other class or series of stock then outstanding having a preference as to dividends over the Common Stock, dividends may be paid on the Common Stock at such times and in such amounts as the Board of Directors shall determine. When and as dividends are declared upon the Common Stock, whether payable in cash, in property or in shares of stock of the Corporation, the holders of Common Stock shall be entitled to share equally, shares for share, in such dividends.

     2. Voting Rights. Each holder of Common Stock shall be entitled to one vote per share.

     3. Preferred Stock. The Common Stock is subject to all the powers, rights, privileges, preferences and priorities of the Preferred Stock as are stated and expressed herein and as shall be stated and expressed in any resolution or resolutions of the Board of Directors pursuant to authority expressly granted to and vested in it by the provisions of this Article Fourth.

     4. Liquidation. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment shall have been made to holders of Preferred Stock of any preferential amounts to which they shall respectively be entitled as stated and expressed in any resolution or resolutions of the Board of Directors pursuant to authority expressly granted to and vested in it by the provisions of this Article Fourth, the holders of Common Stock shall be entitled, to the exclusion of the holders of Preferred Stock, to share ratably according to the number of shares of Common Stock held by them in all remaining assets of the Corporation available for distribution to its stockholders.

                                                                      Appendix B
                                                                      ----------

================================================================================














                     PHARMACEUTICAL MARKETING SERVICES INC.

                            1998 EMPLOYEE STOCK PLAN
























                                  JANUARY 1998





================================================================================

                     PHARMACEUTICAL MARKETING SERVICES INC.
                            1998 EMPLOYEE STOCK PLAN


                                   ARTICLE I.

                                    THE PLAN


                  Section 1.01. Purpose. The purpose of the Pharmaceutical Marketing Services Inc. and its Subsidiaries 1998 Employee Stock Plan (the "Plan") is to promote the interests of Pharmaceutical Marketing Services Inc., a Delaware corporation (the "Company"), and any Subsidiary thereof and the interests of the Company's stockholders by providing an opportunity to employees and officers of the Company or any Subsidiary thereof and to other persons rendering services to the Company to acquire Common Stock of the Company. By encouraging such stock ownership, the Company seeks to attract, retain and motivate such employees and other persons and to encourage such employees and other persons to devote their best efforts to the business and financial success of the Company. It is intended that this purpose will be effected (i) by the granting of "non-qualified stock options" and/or "incentive stock options" to acquire the Common Stock of the Company and/or by the granting of rights to purchase the Common Stock of the Company on a "restricted stock" basis to certain specified employees and other persons providing services to the Company and its Subsidiaries and (ii) by permitting eligible employees of the Company and its Designated Subsidiaries (as hereinafter defined) to purchase Common Stock of the Company through accumulated payroll deductions. Under the Plan (x) the Committee (as hereinafter defined) shall have the authority (in its sole discretion) to grant "incentive stock options" within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"), "non-qualified stock options" as described in Treasury Regulation Section 1.83-7 or any successor regulation thereto, or "restricted stock" awards and (y) Eligible Employees (as hereinafter defined) shall be permitted, subject to the terms of the Plan, to authorize payroll deductions to be applied on a periodic basis to purchase Common Stock of the Company in a manner that qualifies under
Section 423 of the Code with respect to employee stock purchase plans. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of Sections 422 and 423 of the Code.

                  Section 1.02. Definitions. For purposes of the Plan, the following terms used herein shall have the following meanings, unless a different meaning is clearly required by the context:

                  (a) "Award" shall mean an award of the right to purchase Common Stock granted under the provisions of Section 2.04(b) of the Plan.

                  (b) "Award Participant" shall mean any Employee to whom an Award and/or an Option is granted under Article II of the Plan.

                  (c) "Board" or "Board of Directors" shall mean the Board of Directors of the Company.

                  (d) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  (e) "Committee" shall mean the committee of the Board of Directors referred to in Section 1.04(a) hereof; provided, that if no such committee is appointed by the Board of Directors, the Board of Directors shall have all of the authority and obligations of the Committee under the Plan.

                  (f) "Common Stock" shall mean the Common Stock, $.01 par value, of the Company.

                  (g) "Compensation" shall mean all regular salary, wages or earnings, including overtime, commissions and bonuses, but excluding amounts realized from the exercise of qualified or non-qualified stock options, severance payments and reimbursement of expenses.

                  (h) "Designated Subsidiary" shall mean any Subsidiary that has been designated by the Board from time to time in its sole discretion as eligible to participate in the Purchase Options granted under Article III of the Plan.

                  (i) "Eligible Employee" shall mean, for purposes of Article III of the Plan, any individual who is an employee of the Company or any Designated Subsidiary for tax purposes whose customary employment with the Company is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of Article III of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company or such Designated Subsidiary. Where the period of leave exceeds ninety (90) days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

                  (j) "Employee" shall mean (i) with respect to an IPSO, any person, including, without limitation, an officer of the Company, who, at the time an IPSO is granted to such person hereunder, is employed by the Company or any Parent or Subsidiary of the Company, and (ii) with respect to a Non-Qualified Option and/or an Award, any person employed by, or performing services for, the Company or any Parent or Subsidiary of the Company, including, without limitation, officers.

                  (k) "Enrollment Date" shall mean the first day of each Offering Period.

                  (l) "Exercise Date" shall mean the last day of each Offering Period.

                  (m) "Fair Market Value" shall mean, as of any date, the value of Common Stock determined as follows:

                  (1) if the Common Stock is listed on any established stock exchange or a national market system, including without limitation the GNOSTIC National Market System, the Fair Market Value of the Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for such date or, if such date shall not be a market trading day, the nearest prior market trading day, in each case as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

                  (2) if the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of the Common Stock shall be the mean of the closing bid and asked prices for the Common Stock on such date as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

                  (3) in the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

                  (n) "IPSO" shall mean an Option granted to an Award Participant pursuant to Article II of the Plan that constitutes and shall be treated as an "incentive stock option" as defined in Section 422(b) of the Code.

                  (o) "Non-Qualified Option" shall mean an Option granted to an Award Participant pursuant to Article II of the Plan that is intended to be, and qualifies as, a "non-qualified stock option" as described in Treasury Regulation
Section 1.83-7 or any successor regulation thereto and that shall not constitute or be treated as an IPSO.

                  (p) "Offering Period" shall mean a period of approximately [three (3)] months during which a Purchase Option granted pursuant to the Plan may be exercised, commencing on the first Trading Day occurring on or after each date specified below under the caption "Commencement Date", and terminating on the last Trading Day in the period ending on the date specified below under the caption "Termination Date":

                  Commencement Date               Termination Date
                  -----------------               ----------------

                  January 1                          March 31
                  April 1                            June 30
                  July 1                             September 30
                  October 1                          December 31

The duration of Offering Periods and the commencement and termination dates thereof may be changed pursuant to Section 1.07 of the Plan.

                  (q) "Option" shall mean any IPSO or Non-Qualified Option granted to an Employee pursuant to Article II of the Plan.

                  (r) "Purchase Option" shall mean any option granted to an Eligible Employee pursuant to Article III of the Plan.

                  (s) "Purchase Participant" shall mean any Eligible Employee who elects to acquire one or more Purchase Options and Common Stock pursuant to
Article III of the Plan.

                  (t) "Purchase Price" shall mean an amount equal to eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

                  (u) "Parent" of the Company shall have the meaning set forth in Section 424(e) of the Code.

                  (v) "Subsidiary" of the Company shall have the meaning set forth in Section 424(f) of the Code.

                  (w) "Trading Day" shall mean a day on which national stock exchanges and the Gnostic System are open for trading.

                  Section 1.03. Common Stock Subject to the Plan. (a) The total number of shares of Common Stock for which Options, Awards and/or Purchase Options may be granted under the Plan shall not exceed in the aggregate 300,000 shares (subject to adjustment as provided in Section 1.05).

                  (b) The shares of Common Stock that may be subject to Options, Awards and/or Purchase Options granted under the Plan may be either authorized and unissued shares or shares reacquired at any time and now or hereafter held as treasury stock as the

Committee may determine. In the event that any outstanding Option or Purchase Option expires or is terminated for any reason, the shares allocable to the unexercised portion of such Option or Purchase Option, as the case may be, may again be subject to an Option, Award and/or Purchase Option granted under the Plan. [If any shares of Common Stock issued or sold pursuant to an Award or the exercise of an Option or a Purchase Option shall have been repurchased by the Company, then such shares may again be subject to an Option, Award and/or Purchase Option granted under the Plan].

                  Section 1.04. Administration of the Plan. (a) Subject to the proviso in Section 1.02(e) hereof, the Plan shall be administered by a committee of the Board of Directors (the "Committee") established by the Board of Directors and consisting of no less than two persons. Each member of the Committee shall be a "Non-Employee Director" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and an "outside director" within the meaning of Treasury regulation
Section 1.162-27(e)(3). The Committee shall be appointed from time to time by, and shall serve at the pleasure of, the Board of Directors.

                  (b) The Committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Committee shall, to the full extent permitted by law, be final and binding upon all parties.

                  (c) All expenses and liabilities incurred by the Committee in the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants or other persons in connection with the administration of the Plan. The Company, and its officers and directors, shall be entitled to rely upon the advice, opinions or valuations of any such persons. No member of the Committee shall be liable for any action, determination or interpretation taken or made in good faith with respect to the Plan or any Option, Award and/or Purchase Option granted hereunder.

                  Section 1.05. Adjustments. (a) In the event that, after the adoption of the Plan by the Board of Directors, the outstanding shares of the Company's Common Stock shall be increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another entity in each such case through reorganization, merger or consolidation, recapitalization, reclassification, stock split, split-up, combination or exchange of shares or declaration of any dividends payable in Common Stock, the Committee in good faith shall, subject to the provisions of Section

1.05(c) below if the circumstances therein specified are applicable, appropriately adjust (i) the number of shares of Common Stock (and the option price per share) subject to the unexercised portion of any outstanding Option or Purchase Option (to the nearest possible full share); provided, however, that the limitations of Section 424 of the Code shall apply with respect to adjustments made to ISOs and Purchase Options, (ii) the number of shares of Common Stock to be acquired pursuant to an Award which have not become vested, and (iii) the number of shares of Common Stock for which Options, Awards and/or Purchase Options may be granted under the Plan, as set forth in Section 1.03 hereof, and such adjustments shall be effective and binding for all purposes of the Plan.

                  (b) If any capital reorganization or reclassification of the capital stock of the Company or any consolidation or merger of the Company with another entity, or the sale of all or substantially all its assets to another entity, shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then (1) subject to the provisions of Section 1.05(c) below if the circumstances therein specified are applicable, each holder of an Option shall thereafter have the right to purchase, upon the exercise of the Option in accordance with the terms and conditions specified in the option agreement governing such Option and in lieu of the shares of Common Stock immediately theretofore receivable upon the exercise of such Option, such shares of stock, securities or assets (including, without limitation, cash) as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore so receivable had such reorganization, reclassification, consolidation, merger or sale not taken place and (2) the Offering Period then in progress, if any, shall be shortened by the Company and shall end on a new exercise date (the "New Exercise Date") determined by the Board of Directors, which date shall be prior to the consummation of the reorganization, reclassification, merger, sale or other transaction described above. The Board shall notify each Purchase Participant in writing at least ten (10) days prior to the New Exercise Date that the Exercise Date for such Participant's Purchase Option has been changed to the New Exercise Date and that such Participant's Purchase Option shall be exercised automatically on the New Exercise Date unless prior to such date the Purchase Participant has withdrawn from the Offering Period as provided in Section 3.08.

                  (c) Notwithstanding Sections 1.05(a) and 1.05(b) hereof, in the event of (i) any offer to holders of the Company's Common Stock generally relating to the acquisition of all or substantially all of their shares, including, without limitation, through purchase, merger or otherwise, or (ii) any proposed transaction generally relating to the acquisition of substantially all of the assets or business of the Company (herein sometimes referred to as an "Acquisition"), the Board of Directors may, in its sole discretion, cancel any outstanding Options and/or Purchase Options and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Board of Directors acting in good faith) equal to the product of (A) the number of shares of Common Stock (the "Option Shares") that, as of the date of the consummation of such Acquisition, the holder of such Option had become entitled to purchase (and had not purchased) multiplied by (B) the amount, if any, by which (1) the formula or fixed price per share paid to holders of shares of Common Stock pursuant to such Acquisition exceeds (2) the option price applicable to such Option Shares.

                  (d) Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option, Award and/or Purchase Option.

                  Section 1.06. Effect of Plan on Employment Relationship. Neither the Plan nor any Option, Award or Purchase Option granted hereunder to an Award Participant or to a Purchase Participant shall be construed as conferring upon such Award Participant or Purchase Participant any right to continue in the employ of (or otherwise provide services to) the Company or any Subsidiary or Parent thereof, or limit in any respect the right of the Company or any Subsidiary or Parent thereof to terminate such Award Participant's or Purchase Participant's employment or other relationship with the Company or any Subsidiary or Parent, as the case may be, at any time.

                  Section 1.07. Amendments. (a) The Board of Directors may at any time and for any reason amend the Plan as it deems desirable; provided, however, that, without the approval of the holders of a majority of the outstanding capital stock of the Company entitled to vote thereon or consent thereto, the Board of Directors may not amend the Plan (i) to increase (except for increases due to adjustments in accordance with Section 1.05 of the Plan) the aggregate number of shares of Common Stock for which Options, Awards and/or Purchase Options may be granted under the Plan, (ii) to decrease the minimum exercise price specified by the Plan in respect of ISOs or Purchase Options or
(iii) to change the class of Employees eligible to receive ISOs under the Plan. Except as provided in Section 1.05 hereof, no amendment may make any change in any Option or Purchase Option theretofore granted that adversely affects the rights of any Award Participant or Purchase Participant. To the extent neces-sary to comply with Sections 422 and/or 423 of the Code (or any other applicable law, regulation or stock exchange rule), the Company shall obtain stockholder approval in such a manner and to such a degree as required in connection with any amendment to the Plan.

                  (b) Without stockholder consent and without regard to whether the rights of any Purchase Participants or Eligible Employees may be considered to have been "adversely affected," the Committee (or the Board of Directors, as the case may be) shall be entitled, with respect to Purchase Options made available to Eligible Employees pursuant to Article III of the Plan, to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by an Eligible Employee in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Purchase Participant properly correspond with amounts withheld from such Participant's Compensation, and establish such other limitations or procedures as the Committee (or the Board of Directors, as the case may be) determines in its sole discretion advisable that are consistent with the Plan.

                  Section 1.08. Termination of the Plan. The Board of Directors may terminate the Plan at any time. Unless the Plan shall theretofore have been terminated by the Board of Directors, the Plan shall terminate ten years after the date of its initial adoption by the Board of Directors. No Option, Award or Purchase Option may be granted hereunder after termination of the Plan. The termination of the Plan shall not alter or impair any rights or obligations under any Option, Award or Purchase Option theretofore granted under the Plan.


                                   ARTICLE II.

                        IPSO'S, NON-QUALIFIED OPTIONS AND
                        RESTRICTED STOCK PURCHASE AWARDS

                  Section 2.01. Certain Approvals. No grant of "incentive stock options" shall be made under the Plan unless the Plan is approved by the stockholders of the Company within 12 months of the date of the adoption of the Plan by the Board.

                  Section 2.02. Eligibility. Awards and/or Options may be granted to any Employee. The Committee shall have the sole authority to select the persons to whom Awards and/or Options are to be granted hereunder, and to determine whether a person is to be granted a Non-Qualified Option, an IPSO or an Award or any combination thereof. No person shall have any right or entitlement to become an Award Participant under Article II of the Plan or to receive a grant of Options or Awards under said Article II. Any person selected by the Committee to receive a grant of Options or Awards under Article II of the Plan during any one period will not by virtue of such participation have the right to be selected as an Award Participant for any other period.

                  Section 2.03. Special IPSO Limitations. (a) The aggregate fair market value (determined as of the date an IPSO is granted) of the shares of Common Stock with respect to which ISOs are exercisable for the first time by an Employee during any calendar year (under all incentive stock option plans of the Company or any Parent or Subsidiary of the Company) shall not exceed $100,000.

                  (b) No IPSO shall be granted to an Employee who, at the time the IPSO is granted, owns (actually or constructively under the provisions of Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, unless (i) the option price is at least 110% of the fair market value (determined as of the time the IPSO is granted) of the shares of Common Stock subject to the IPSO and (ii) the IPSO by its terms is not exercisable more than five years from the date it is granted.

                  (c) Notwithstanding any other provision of the Plan, the provisions of Sections 2.03(a) and (b) shall not apply, nor shall be construed to apply, to any Non-Qualified Option, Award or Purchase Option granted under the Plan.

                  Section 2.04.  Grant of Options/Awards.

                  (a) Options. The Committee shall have the sole authority and discretion under the Plan (i) to select the Employees who are to be granted Options hereunder; (ii) to designate whether any Option to be granted hereunder is to be an IPSO or a Non-Qualified Option; (iii) to establish the number of shares of Common Stock that may be subject to each Option; (iv) to determine the time and the conditions subject to which Options may be exercised in whole or in part; (v) to determine the amount (not less than the par value per share) and the form of the consideration that may be used to purchase shares of Common
Stock upon exercise of any Option (including, without limitation, the circumstances under which issued and outstanding shares of Common Stock owned by an Award Participant may be used by the Award Participant to exercise an Option); (vi) to impose restrictions and/or conditions with respect to shares of Common Stock acquired upon exercise of an Option; (vii) to determine the circumstances under which shares of Common Stock acquired upon exercise of any Option may be subject to repurchase by the Company; (viii) to determine the circumstances and conditions subject to which shares acquired upon exercise of an Option may be sold or otherwise transferred, including, without limitation, the circumstances and conditions subject to which a proposed sale of shares of Common Stock acquired upon exercise of an Option may be subject to the Company's right of first refusal (as well as the terms and conditions of any such right of first refusal); (ix) to establish a vesting provision for any Option relating to the time when (or the circumstances under which) the Option may be exercised by an Award Participant, including, without limitation, vesting provisions that may be contingent upon (A) the Company's meeting specified financial goals, (B) a change of control of the Company or (C) the occurrence of other specified events; (x) to accelerate the time when outstanding Options may be exercised, provided, however, that any ISOs shall be deemed "accelerated" within the meaning of Section 424(h) of the Code; and (xi) to establish any other terms, restrictions and/or conditions applicable to any Option not inconsistent with the provisions of the Plan.

                  (b) Awards. The Committee shall have the sole authority and discretion under the Plan (i) to select the Employees who are to be granted Awards hereunder; (ii) to determine the amount to be paid by an Award Participant to acquire shares of Common Stock pursuant to an Award, which amount may be equal to, more than, or less than 100% of the fair market value of such shares on the date the Award is granted (but in no event less than the par value of such shares); (iii) to determine the time or times and the conditions subject to which Awards may be made; (iv) to determine the time or times and the conditions subject to which the shares of Common Stock subject to an Award are to become vested and no longer subject to repurchase by the Company; (v) to establish transfer restrictions and the terms and conditions on which any such transfer restrictions with respect to shares of Common Stock acquired pursuant to an Award shall lapse; (vi) to establish vesting provisions with respect to any shares of Common Stock subject to an Award, including, without limitation, vesting provisions which may be contingent upon (A) the Company's meeting specified financial goals, (B) a change of control of the Company or (C) the occurrence of other specified events; (vii) to determine the circumstances under which shares of Common Stock acquired pursuant to an Award may be subject to repurchase by the Company; (viii) to determine the circumstances and conditions subject to which any shares of Common Stock acquired pursuant to an Award may be sold or otherwise transferred, including, without limitation, the circumstances and conditions subject to which a proposed sale of shares of Common Stock acquired pursuant to an Award may be subject to the Company's right of first refusal (as well as the terms and conditions of any such right of first refusal); (ix) to determine the form of consideration that may be used to purchase shares of Common Stock pursuant to an Award (including, without limitation, the circumstances under which issued and outstanding shares of Common Stock owned by an Award Participant may be used by the Award Participant to purchase the Common Stock subject to an Award); (x) to accelerate the time at which any or all restrictions imposed with respect to any shares of Common Stock subject to an Award will lapse; and (xi) to establish any other terms, restrictions and/or conditions applicable to any Award not inconsistent with the provisions of the Plan.

                  Section 2.05.  Terms and Conditions of Options.

                  (a) ISOs. The terms and conditions of each IPSO granted under the Plan shall be specified by the Committee and shall be set forth in an IPSO agreement between the Company and the Award Participant in such form as the Committee shall approve. The terms and conditions of each IPSO shall be such that each IPSO issued hereunder shall constitute and shall be treated as an "incentive stock option" as defined in Section 422(b) of the Code. The terms and conditions of any IPSO granted hereunder need not be identical to those of any other IPSO granted hereunder.

                  The terms and conditions of each IPSO shall include the following:

                  (1) The option price shall be fixed by the Committee but shall in no event be less than 100% (or 110% in the case of an Employee referred to in Section 2.03(b) hereof) of the Fair Market Value of the shares of Common Stock subject to the IPSO on the date the IPSO is granted.

                  (2) ISOs, by their terms, shall not be transferable otherwise than by will or the laws of descent and distribution, and, during an Award Participant's lifetime, an IPSO shall be exercisable only by the Award Participant.

                  (3) The Committee shall fix the term of all ISOs granted pursuant to the Plan (including, without limitation, the date on which such IPSO shall expire and terminate); provided, however, that such term shall in no event exceed ten years from the date on which such IPSO is granted (or, in the case of an IPSO granted to an Employee referred to in Section 2.03(b) hereof, such term shall in no event exceed five years from the date on which such IPSO is granted). Each IPSO shall be exercisable in such amount or amounts, under such conditions and at such times or intervals or in such installments as shall be determined by the Committee in its sole discretion; provided, however, that in no event shall any IPSO granted to any director or officer of the Company who is subject to Section 16 of the Exchange Act become exercisable, in whole or in part, prior to the date that is six months after the date such IPSO is granted to such director or officer.

                  (4) To the extent that the Company or any Parent or Subsidiary of the Company is required to withhold any Federal, state or local taxes in respect of any compensation income realized by any Award Participant as a result of any "disqualifying disposition" of any shares of Common Stock acquired upon exercise of an IPSO granted hereunder, the Company shall deduct from any payments of any kind otherwise due to such Award Participant the aggregate amount of such Federal, state or local taxes required to be so withheld or, if such payments are insufficient to satisfy such Federal, state or local taxes, such Award Participant will be required to pay to the Company, or make other arrangements satisfactory to the Company regarding payment to the Company of, the aggregate amount of any such taxes. All matters with respect to the total amount of taxes to be withheld in respect of any such compensation income shall be determined by the Committee, in its sole discretion.

                  (5) The terms and conditions of each IPSO may include the following provisions:

                  (A) In the event an Award Participant's employment on a full-time basis by the Company or any Parent or Subsidiary of the Company shall be terminated for cause or shall be terminated by the Award Participant for any reason whatsoever other than as a result of the Award Participant's death or "disability" (within the meaning of Section 22(e)(3) of the Code), the unexercised portion of any IPSO held by such Award Participant at that time may only be exercised within one month after the date on which the Award Participant ceased to be so employed, and only to the extent that the Award Participant could have otherwise exercised such IPSO as of the date on which he ceased to be so employed.

                  (B) In the event an Award Participant's employment on a full-time basis by the Company or any Parent or Subsidiary of the Company shall terminate for any reason other than (x) a termination specified in clause (A) above or (y) by reason of the Award Participant's death or "disability" (within the meaning of Section 22(e)(3) of the Code), the unexercised portion of any IPSO held by such Award Participant at that time may only be exercised within three months after the date on which the Award Participant ceased to be so employed, and only to the extent that the Award Participant could have otherwise exercised such IPSO as of the date on which he ceased to be so employed.

                  (C) In the event an Award Participant shall cease to be employed by the Company or any Parent or Subsidiary of the Company on a full-time basis by reason of his "disability" (within the meaning of Section 22(e)(3) of the Code), the unexercised portion of any IPSO held by such Award Participant at that time may only be exercised within one year after the date on which the Award Participant ceased to be so employed, and only to the extent that the Award Participant could have otherwise exercised such IPSO as of the date on which he ceased to be so employed.

                  (D) In the event an Award Participant shall die while in the employ of the Company or a Parent or Subsidiary of the Company (or within a period of one month after ceasing to be an Employee for any reason other than his "disability" (within the meaning of Section 22(e)(3) of the Code) or within a period of one year after ceasing to be an Employee by reason of such "disability"), the unexercised portion of any IPSO held by such Award Participant at the time of his death may only be exercised within one year after the date of such Award Participant's death, and only to the extent that the Award Participant could have otherwise exercised such IPSO at the time of his death. In such event, such IPSO may be exercised by the executor or administrator of the Award Participant's estate or by any person or persons who shall have acquired the IPSO directly from the Award Participant by bequest or inheritance.

                  (b) Non-Qualified Options. The terms and conditions of each Non-Qualified Option granted under the Plan shall be specified by the Committee, in its sole discretion, and shall be set forth in a written option agreement between the Company and the Award Participant in such form as the Committee shall approve. The terms and conditions of each Non-Qualified Option will be such (and each Non-Qualified Option agreement shall expressly so state) that each Non-Qualified Option issued hereunder shall not constitute nor be treated as an "incentive stock option" as defined in Section 422(b) of the Code, but will be a "non-qualified stock option" for Federal, state and local income tax purposes. The terms and conditions of any Non-Qualified Option granted hereunder need not be identical to those of any other Non-Qualified Option granted hereunder.

                  The  terms  and  conditions  of  each   Non-Qualified   Option
Agreement shall include the following:

                  (1) The option (exercise) price shall be fixed by the Committee and may be equal to, more than or less than 100% of the fair market value of the shares of Common Stock subject to the Non-Qualified Option on the date such Non-Qualified Option is granted as determined in good faith by the Committee.

                  (2) The Committee shall fix the term of all NonQualified Options granted pursuant to the Plan (including, without limitation, the date on which such Non-Qualified Option shall expire and terminate). Such term may be more than ten years from the date on which such Non-Qualified Option is granted. Each Non-Qualified Option shall be exercisable in such amount or amounts, under such conditions (including, without limitation, provisions governing the rights to exercise such NonQualified Option), and at such times or intervals or in such installments as shall be determined by the Committee in its sole discretion; provided, however, that in no event shall any NonQualified Option granted to any director or officer of the Company who is subject to Section 16 of the Exchange Act become exercisable, in whole or in part, prior to the date that is six months after the date such Non-Qualified Option is granted to such director or officer.

                  (3) Non-Qualified Options shall not be transferable otherwise than by will or the laws of descent and distribution, and during an Award Participant's lifetime a Non-Qualified Option shall be exercisable only by the Award Participant.

                  (4) The terms and conditions of each Non-Qualified Option may include the following provisions:

                  (A) In the event an Award Participant's employment on a full-time basis by the Company or any Parent or Subsidiary of the Company shall be terminated for cause or shall be terminated by the Award Participant for any reason whatsoever other than as a result of the Award Participant's death or "disability" (within the meaning of
         Section 22(e)(3) of the Code), the unexercised portion of any Non-Qualified Option held by such Award Participant at that time may only be exercised within one month after the date on which the Award Participant ceased to be an Employee, and only to the extent that the Award Participant could have otherwise exercised such Non-Qualified Option as of the date on which he ceased to be an Employee.

                  (B) In the event an Award Participant's employment on a full-time basis by the Company or any Parent or Subsidiary of the Company shall terminate for any reason other than (x) a termination specified in clause (i) above or (y) by reason of the Award Participant's death or "disability" (within the meaning of Section 22(e)(3) of the Code), the unexercised portion of any Non-Qualified Option held by such Award Participant at that time may only be exercised within three months after the date on which the Award Participant ceased to be an Employee, and only to the extent that the Award Participant could have otherwise exercised such Non-Quali-fied Option as of the date on which he ceased to be an Employee.

                  (C) In the event an Award Participant shall cease to be an Employee of the Company or any Parent or Subsidiary of the Company on a full-time basis by reason of his "disability" (within the meaning of
         Section 22(e)(3) of the Code), the unexercised portion of any Non-Qualified Option held by such Award Participant at that time may only be exercised within one year after the date on which the Award Participant ceased to be an Employee, and only to the extent that the Award Participant could have otherwise exercised such Non-Qualified Option as of the date on which he ceased to be an Employee.

                  (D) In the event an Award Participant shall die while an Employee of the Company or a Parent or Subsidiary of the Company (or within a period of one month after ceasing to be an Employee for any reason other than his "disability" (within the meaning of Section 22(e)(3) of the Code) or within a period of one year after ceasing to be an Employee by reason of such "disability"), the unexercised portion of any Non-Qualified Option held by such Award Participant at the time of his death may only be exercised within one year after the date of such Award Participant's death, and only to the extent that the Award Participant could have otherwise exercised such Non-Qualified Option at the time of his death. In such event, such Non-Qualified Option may be exercised by the executor or administrator of the Award Participant's estate or by any person or persons who shall have acquired the Non-Qualified Option directly from the Award Participant by bequest or inheritance.

                  (c) Certain Tax Matters. To the extent that the Company is required to withhold any Federal, state or local taxes in respect of any compensation income realized by any Award Participant in respect of a
Non-Qualified Option granted hereunder or in respect of any shares of Common Stock acquired upon exercise of a Non-Qualified Option, the Company shall deduct from any payments of any kind otherwise due to such Award Participant the aggregate amount of such Federal, state or local taxes required to be so withheld or, if such payments are insufficient to satisfy such Federal, state or local taxes, or if no such payments are due or to become due to such Award Participant, then, such Award Participant will be required to pay to the Company, or make other arrangements satisfactory to the Company regarding payment to the Company of, the aggregate amount of any such taxes. All matters with respect to the total amount of taxes to be withheld in respect of any such compensation income shall be determined by the Committee, in its sole discretion.

                  Section 2.06. Terms and Conditions of Awards. The terms and conditions of each Award granted under the Plan shall be specified by the Committee, in its sole discretion, and shall be set forth in a written agreement between the Award Participant and the Company, in such form as the Committee shall approve. The terms and provisions of any Award granted hereunder need not be identical to those of any other Award granted hereunder.

                  The terms and conditions of each Award may include the following:

                  (a) The amount to be paid by an Award Participant to acquire the shares of Common Stock pursuant to an Award shall be fixed by the Committee and may be equal to, more than or less than 100% of the fair market value of the shares of Common Stock subject to the Award on the date the Award is granted (but in no event less than the par value of such shares).

                  (b) Each Award shall contain such vesting provisions, such transfer restrictions and such other restrictions and conditions as the Committee, in its sole discretion, may determine, including, without limitation, the circumstances under which the Company shall have the right and option to repurchase shares of Common Stock acquired pursuant to an Award.

                  (c) Stock certificates representing Common Stock acquired pursuant to an Award shall bear a legend referring to any restrictions imposed on such Stock and such other matters as the Committee may determine.

                  (d) To the extent that the Company is required to withhold any Federal, state or local taxes in respect of any compensation income realized by the Award Participant in respect of an Award granted hereunder, in respect of any shares acquired pursuant to an Award, or in respect of the vesting of any such shares of Common Stock, then the Company shall deduct from any payments of any kind otherwise due to such Award Participant the aggregate amount of such Federal, state or local taxes required to be so withheld, or if such payments are insufficient to satisfy such Federal, state or local taxes, or if no such payments are due or to become due to such Award Participant, then such Award Participant will be required to pay to the Company, or make other arrangements satisfactory to the Company regarding payment to the Company of, the aggregate amount of any such taxes. All matters with respect to the total amount of taxes to be withheld in respect of any such compensation income shall be determined by the Committee, in its sole discretion.

                                  ARTICLE III.

                         EMPLOYEE STOCK PURCHASE OPTIONS

                  Section 3.01. Eligibility. (a) Any Eligible Employee who shall be employed by the Company or any Designated Subsidiary on a given Enrollment Date shall be eligible to receive Purchase Options as provided in this Article III.

                  (b) Any provisions of the Plan to the contrary notwithstanding, no Eligible Employee shall be granted a Purchase Option under this Article III (i) to the extent that, immediately after the grant, such Eligible Employee would own capital stock of the Company or any Parent or Subsidiary (actually and constructively pursuant to Section 424(d) of the Code) and/or hold outstanding options to purchase such stock possessing in the aggregate five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Parent or Subsidiary, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and any Parent or Subsidiary accrues at a rate which exceeds twenty-five thousand dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

                  Section 3.02. Offering Periods. Purchase Options shall be granted to Eligible Employees under this Article III during consecutive Offering Periods commencing on April , 1998, with a new Offering Period commencing on the first Trading Day on or after each January 1, April 1, July 1 and October 1 of each year thereafter, or on such other date as the Committee shall determine, and continuing thereafter until terminated [or suspended] in accordance with Sections 1.07 and 1.08 hereof. The Committee shall have the power to change the duration of Offering Periods (including the commencement and termination dates thereof) with respect to future offerings without stockholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

                  Section 3.03. Participation. (a) An Eligible Employee may become a Purchase Participant by completing a subscription agreement authorizing payroll deductions in the form of Exhibit 1 hereto and filing it with the Company's payroll office prior to the applicable Enrollment Date.

                  (b) Payroll deductions for each Purchase Participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the Purchase Participant as provided in Section 3.08 hereof.

                  Section 3.04. Payroll Deductions. (a) At the time a Purchase Participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding ten percent (10%) of the Compensation which he or she receives on each pay day during the Offering Period.

                  (b) All payroll deductions made for a Purchase Participant shall be credited to his or her account under the Plan and shall be withheld in whole percentages only. A Purchase Participant may not make any additional payments into such account.

                  (c) A Purchase Participant may discontinue his or her participation under Article III of the Plan as provided in Section 3.08 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The Board may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company's receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A Purchase Participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 3.08 hereof.

                  (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3.01(b) hereof, a Purchase Participant's payroll deductions may be decreased to zero percent (0%) at any time during an Offering Period. Payroll deductions shall recommence at the rate provided in such Purchase Participant's subscription agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the Purchase Participant as provided in Section 3.08 hereof.

                  (e) At the time the Purchase Option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the Purchase Participant must make adequate provision for the Company's federal, state and other tax withholding obligations, if any, which arise upon the exercise of the Purchase Option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the Purchase Participant's compensation the amount necessary for the Company to meet applicable withholding obligations.

                  Section 3.05. Grant of Purchase Option. On the Enrollment Date of each Offering Period, each Eligible Employee participating in such Offering Period shall be granted an option (a "Purchase Option") to purchase on the Exercise Date of such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Eligible Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Eligible Employee's account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Eligible Employee be permitted to purchase during each Offering Period more than 500 shares (subject to any adjustment pursuant to Section 1.05), and provided further that such purchase shall be subject to the limitations set forth in Sections 3.01(b) and 3.11 hereof. Exercise of the Purchase Option shall occur as provided in
Section 3.06 hereof,  unless the Purchase  Participant has withdrawn pursuant to
Section 3.08 hereof. Each Purchase Option shall expire on the last day of the Offering Period to which it relates.

                  Section 3.06. Exercise of Purchase Option. (a) Unless a Purchase Participant withdraws from participation under Article III of the Plan as provided in Section 3.08 hereof, his or her Purchase Option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to the Purchase Option shall be purchased for such Purchase Participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares shall be purchased; any payroll deductions accumulated in a Purchase Participant's account which are not sufficient to purchase a full share shall be retained in the Purchase Participant's account for the subsequent Offering Period, subject to earlier withdrawal by the Purchase Participant as provided in Section 3.08 hereof. Any other monies left over in a Purchase Participant's account after the Exercise Date shall be returned to the Purchase Participant.

                  (b) During a Purchase Participant's lifetime, a Purchase Participant's Purchase Option to purchase shares hereunder is exercisable only by him or her.

                  Section 3.07. Delivery. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each Purchase Participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her Purchase Option.

                  Section 3.08. Withdrawal. (a) A Purchase Participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her Purchase Option under the Plan at any time by giving written notice to the Company in the form of Exhibit 2 hereto.

All of the Purchase Participant's payroll deductions credited to his or her account and not yet applied to the exercise of a Purchase Option shall be paid to such Purchase Participant promptly after receipt of notice of withdrawal and such Purchase Participant's Purchase Option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If a Purchase Participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the Purchase Participant delivers to the Company a new subscription agreement.

                  (b) A Purchase Participant's withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in any succeeding Offering Periods which commence after the termination of the Offering Period from which the Purchase Participant withdraws.

                  Section 3.09. Termination of Employment. Upon a Purchase Participant's ceasing to be an employee of the Company for any reason, he or she shall be deemed to have elected to withdraw from participation under this
Article III of the Plan and the payroll deductions credited to such Purchase Participant's account during the Offering Period but not yet used to exercise the Purchase Option shall be returned to such Purchase Participant or, in the case of his or her death, to the person or persons entitled thereto under
Section 3.12 hereof, and such Purchase Participant's Purchase Option shall be automatically terminated.

                  Section 3.10. Interest. No interest shall accrue on the payroll deductions of a Purchase Participant in the Plan.

                  Section 3.11. Stock. (a) The maximum number of shares of the Company's Common Stock that shall be made available for sale under Article III of the Plan shall be 300,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 1.05. If, on a given Exercise Date or Enrollment Date, the number of shares with respect to which Purchase Options are to be granted or exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

                  (b) The Purchase Participant shall have no interest or voting right in shares covered by his or her Purchase Option until such Purchase Option has been exercised.

                  (c) Shares to be delivered to a Purchase Participant under the Plan shall be registered in the name of the Purchase Participant or in the name of the Purchase Participant and his or her spouse.

                  Section 3.12. Designation of Beneficiary. (a) A Purchase Participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the Purchase Participant's account under
Article III of the Plan in the event of such Purchase Participant's death subsequent to an Exercise Date on which the Purchase Option is exercised but prior to delivery to such Purchase Participant of such shares and cash. In addition, a Purchase Participant may file a written designation of a beneficiary who is to receive any cash from the Purchase Participant's account under Article III of the Plan in the event of such Purchase Participant's death prior to exercise of the Purchase Option. If a Purchase Participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

                  (b) Such designation of beneficiary may be changed by the Purchase Participant at any time by written notice. In the event of the death of a Purchase Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Purchase Participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the Purchase Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Purchase Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

                  Section 3.13. Transferability. Neither payroll deductions credited to a Purchase Participant's account nor any rights with regard to the exercise of a Purchase Option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 3.12 hereof) by the Purchase Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 3.08 hereof.

                  Section 3.14. Use of Funds. All payroll deductions received or held by the Company under Article III of the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

                  Section 3.15. Reports. Individual accounts shall be maintained for each Purchase Participant under Article III of the Plan. Statements of account shall be given to participating Eligible Employees at least annually, which statements shall set forth the amounts of payroll deductions, the applicable Purchase Prices, the number of shares purchased and the remaining cash balance, if any.

                  Section 3.16. Notices. All notices or other communications by a Purchase Participant to the Company under or in connection with Article III of the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

                  Section 3.17. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to a Purchase Option unless the exercise of such Purchase Option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         As a condition to the exercise of a Purchase Option, the Company may require the person exercising such Purchase Option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

                                    EXHIBIT 1


                     PHARMACEUTICAL MARKETING SERVICES INC.
                            1998 EMPLOYEE STOCK PLAN

                             SUBSCRIPTION AGREEMENT


Original Application
                                                  ---------------
Enrollment Date
                                                  ---------------
Change in Payroll Deduction Rate
                                                  ---------------
Change of Beneficiary(ies)
                                                  ---------------


                  1. hereby elects to participate in the Pharmaceutical Marketing Services Inc. 1998 Employee Stock Plan (the "Plan") and subscribes to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and Article III of the Plan.

                  2. I hereby authorize payroll deductions from each paycheck in the amount of % of my Compensation on each payday (from 1 to %) during the Offering Period in accordance with Article III of the Plan. (Please note that no fractional percentages are permitted.)

                  3. I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with Article III of the Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my Purchase Option.

                  4. I understand that the Company will deliver to me the shares I have purchased as soon as possible after the purchase thereof.

                  5. I have received a copy of the complete Plan. I understand that my participation in Article III of the Plan is in all respects subject to the terms of the Plan. I understand that my ability to exercise the Purchase Option under this Subscription Agreement is subject to stockholder approval of the Plan.

                  6.  Shares  purchased  for me  under  Article  III of the Plan
should be issued in the name(s) of      (Employee or Employee and Spouse only).

                  7. I understand that if I dispose of any shares received by me pursuant to Article III of the Plan within 2 years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares), I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased by me over the price which I paid for the shares. I hereby agree to notify the Company in writing within thirty (30) days after the date of any disposition of shares and I will make adequate provision for Federal, state and other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligations. If I dispose of such shares at any time after the expiration of the 2-year holding period, or in the event of my death, I understand that I will be treated for federal income tax purposes as having received income at the time of such disposition or death, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition or death over the purchase price which I paid for the shares, or (2) fifteen percent (15%) of the fair market value of the shares on the Enrollment Date. The remainder of the gain, if any, recognized on disposition of the shares will be taxed as capital gain.

                  8. I hereby agree to be bound by the terms of the Plan.

                  9. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under Article III of the Plan:


                  NAME:
                       ---------------------------------------------------------
                  ADDRESS:
                          ------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------





                  Employee's Social
                  Security Number:
                                  ----------------------------------------------

                  Employee's Address:
                                     -------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------



I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.


Dated:
      -------------------------------------------



-------------------------------------------------
Signature of Employee


-------------------------------------------------
Spouse's Signature (If beneficiary
other than Spouse)

                                    EXHIBIT 2


                     PHARMACEUTICAL MARKETING SERVICES INC.
                            1998 EMPLOYEE STOCK PLAN

                              NOTICE OF WITHDRAWAL


                  The undersigned Purchase Participant in the Offering Period of the Pharmaceutical Marketing Services Inc. 1998 Employee Stock Plan which began
on                 , on      , 199   (the "Enrollment Date") hereby notifies the
Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her Purchase Option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.


                  Name and Address of Purchase Participant:


                  NAME:
                       ----------------------------------------
                  ADDRESS:
                          -------------------------------------

                  ---------------------------------------------

                  ---------------------------------------------



                                ------------------------------------------------
                                Signature:


                                ------------------------------------------------
                                Date:

--------------------------------------------------------------------------------
                     PHARMACEUTICAL MARKETING SERVICES INC.
                                      PROXY
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Annual Meeting of Stockholders, Friday, January 30, 1998

     The undersigned stockholder of PHARMACEUTICAL MARKETING SERVICES INC., a Delaware corporation, hereby appoints Frederick W. Kyle, Robert A. Schwed and Warren J. Hauser or any of them, voting singly in the absence of the others, attorneys and proxies, with full power of substitution and revocation, to vote, as designated below, all shares of Common Stock of Pharmaceutical Marketing Services Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders of said corporation to be held at Reboul, MacMurray, Hewitt, Maynard & Kristol, 45 Rockefeller Plaza, New York, New York, on January 30, 1998 at 2:00 p.m. (local time), or any adjournment thereof, in accordance with the instructions on the reverse side.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED "FOR" ALL NOMINEES IN PROPOSAL NO. 1 AND "FOR" PROPOSALS NO. 2 AND NO.
3. The proxies are authorized to vote as they may determine in their discretion upon such other business as may properly come before the meeting.

     PLEASE MARK, DATE AND SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.




                  (Continued and to be signed on reverse side)







--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                          (Continued from other side)
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES IN PROPOSAL NO. 1,
                     AND "FOR" PROPOSALS NO. 2. AND NO. 3.

     1. Election of the following nominees as Directors: Carolyne K. Davis, Handel E. Evans, Robert J. Frattaroli, Carlos A. Gonzalez, Frederick W. Kyle, Robert A. Schwed and Dennis M.J. Turner.

  To withhold authority to vote for any individual nominee, write the nominee's name on the space provided below:

FOR all nominees [ ]  WITHHOLD AUTHORITY to vote for all nominees

     2. The amendment of Article FOURTH of the Company's Certificate of Incorporation to authorize the creation of a class of 5,000,000 shares of Preferred Stock , $.01 par value.

                  [ ] FOR         [ ] AGAINST     [ ] ABSTAIN

     3. The adoption of the 1998 Pharmaceutical Marketing Services Inc. Employee Stock Plan which provides for the issuance of up to 300,000 shares of Common Stock pursuant thereto.

                  [ ] FOR         [ ] AGAINST     [ ] ABSTAIN

     4. The proxies are authorized to vote as they may determine in their discretion upon such other business as may properly come before the meeting.


                                     Date:
                                          -------------------------------- ,1998


                                     -------------------------------------------
                                                       Signature


                                     -------------------------------------------
                                              Signature (if held jointly)

                                     PLEASE SIGN EXACTLY AS NAME APPEARS  ABOVE.
                                     WHEN  SHARES  ARE  HELD IN  NAME  OF  JOINT
                                     HOLDERS,  EACH SHOULD SIGN. WHEN SIGNING AS
                                     ATTORNEY,   EXECUTOR,   TRUSTEE,  GUARDIAN,
                                     ETC., PLEASE SO INDICATE. IF A CORPORATION,
                                     PLEASE  SIGN IN FULL  CORPORATE  NAME BY AN
                                     AUTHORIZED   OFFICER.   IF  A  PARTNERSHIP,
                                     PLEASE  SIGN  IN  PARTNERSHIP  NAME  BY  AN
                                     AUTHORIZED PERSON.

--------------------------------------------------------------------------------